Exhibit 10.45

AWARD/CONTRACT	1. This Contract Is A Rated Order Under DPAS (15 CFR 700)	Rating DOAZ

2. Contract (Proc. Inst. Ident) No.	3. Effective Date	4. Requisition/Purchase Request/Project No.
DAAH01-00-C-0057	March 13, 2000	SEE SCHEDULE

5. Issued By	Code	W31P4Q	6. Administered By (If Other Than Item 5)	Code	W31P4Q
US ARMY AVIATION & MISSILE COMMAND AMSAM-AC-ML MRS CAROL HARDAGE (256) 876-0793 REDSTONE ARSENAL AL 35878-5280	USA AMCOM. ACQUISITION CENTER ATTN: AMSAM-AC REDSTONE ARSENAL AL 35898

e-mail address: HARDAGE-CW@REDSTONE-ARMY.MIL	SCD A	PAS NONE	ADP PT W31P4?

7. Name And Address Of Contractor (No. Street, City, County, State, And Zip Code) PARAGON SYSTEMS INC. 3317 TRIANA BLVD SW HUNTSVILLE AL 35805	8. Delivery ☐ FOB Origin ☒ Other (See Below) SEE SCHEDULE
9. Discount For Prompt Payment Net 30 Days
TYPE BUSINESS: Small Disadvantaged Business Performing in U.S.	10. Submit Invoices (4 Copies Unless Otherwise Specified) To The Address Shown In:	Item 12
Code 69298	Facility Code

11. Ship To/Mark For SEE SCHEDULE	Code	12. Payment Will Be Made By DFAS-ST LOUIS ATTN: DFAS-SL-?PV 4300 GOODFELLOW BLVD BLDG 110 P O BOX 200009 ST LOUIS MO 63120-0009	Code	HQ0304

13. Authority For Using Other Than Full And Open Competition:	14. Accounting And Appropriation Data
☒ 10 U.S.C. 2304(c)(5)	☐ 41 U.S.C. 253(c)( )	ACRN: AA 97 X4930AC5FX6X6X1?PSM2?30252G 501021000013 W31G3H

15A. Item No.	15B. Schedule Of Supplies/Services	15C. Quantity	15D. Unit	15E. Unit Price	15F. Amount
SEE SCHEDULE	CONTRACT TYPE: Cost-Plus-Fixed-Fee	KIND OF CONTRACT Service Contracts

Contract Expiration Date: 2005MAR31	15G. Total Amount Of Contract	*

16. Table Of Contents

☒	Section	Description	Page(s)	☒	Section	Description	Pages
Part I-The Schedule	Part II-Contract Clauses
☒	A	Solicitation/Contract Form	1	☒	I	Contract Clauses	64
☒	B	Supplies or Services and Prices/Costs	4	Part III - List Of Documents, Exhibits, And Other Attachments
☒	C	Description/Spec?./Work Statement	52	☒	J	List of Attachments	79
☒	D	Package and Marking	53	Part IV - Representations And Instructions
☒	E	Inspection and Acceptance	54	K	Representations, Certifications, and Other Statements of Offerors
☒	F	Deliveries or Performance	55
☒	G	Contract Administration Data	56	L	Instrs., Conds., and Notices to Offerors
☒	H	Special Contract Requirements	58	M	Evaluation Factors for Award

Contracting Officer Will Complete Item 17 Or 18 As Applicable

  17.  ☒  Contractors Negotiated Agreement (Contractor is required to sign this document and return 2 signed copies to issuing office.)  Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein.  The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:  (a) this award/contract, (b) the solicitation, if any and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.  (Attachments are listed herein.)

18.  ☐  Award (Contractor is not required to sign this document.)  Your offer on Solicitation Number                            including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets.  This award consummates the contract which consists of the following documents: (a) the Government solicitation and your offer, and (b) this award/contract.  No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print) HAROLD R. BRIGHT, Exec. V.P.	20A. Name Of Contracting Officer MARY C DICKENS CDICKENS@REDSTONE.ARMY. MIL (255) 842-759?

19B. Name of Contractor	19c. Date Signed	20B. United States Of America	20C. Date Signed

By:	/s/ Harold R. Bright	3/13/00	By	/s/ Mary C. Dickens	March 13, 2000
(Signature of person authorized to sign)	(Signature of Contracting Officer)

No. [ILLEGIBLE]40-01-152-8069 PREVIOUS EDITIONS UNUSABLE	25-106 CPO : 1985 0 478-632	Standard Form 26 (Rev. 4-85) Prescribed By CSA - FAR (4.8 CFR) 53.214(a)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

DEPARTMENT OF DEFENSE CONTRACT SECURITY CLASSIFICATION SPECIFICATION (The requirements of the DoD Industrial Security Manual apply to all security aspects of this effort.)					1. CLEARANCE AND SAFEGUARDING
a. FACILITY CLEARANCE REQUIRED SECRET
b. LEVEL OF SAFEGUARDING REQUIRED NONE

2. THIS SPECIFICATION IS FOR: (☒ and complete as applicable)			3. THIS SPECIFICATION IS: (☒ and complete as applicable)
☒	a. PRIME CONTRACT NUMBER: DAAH01-00-C-0057		☒	a. ORIGINAL (Complete date in all cases)		DATE (YYMMDD) 00 03 10
	b. SUBCONTRACT NUMBER			b. REVISED (Supersedes all previous specs)	Revision No.	DATE (YYMMDD)
	c. SOLICITATION OR OTHER NUMBER	DUE DATE (YY/MM/DD)		c. FINAL (Complete item 5 in all cases)		DATE (YYMMDD)

4. IS THIS A FOLLOW-ON CONTRACT?			☐ YES ☒ NO. If yes, complete the following:
Classified material received or generated under			(Preceding Contract Number) is transferred to this follow-on contract.

5. IS THIS A FINAL DD FORM 254?			☐ YES ☒ NO. If yes, complete the following:
In responses to the contractor’s request dated			, retention of the identified classified material is authorized for the period of

6. CONTRACTOR (Include Commercial and Governing Entry (CAGE) Code)
a. NAME, ADDRESS, AND ZIP CODE PARAGON SYSTEMS, INC. 3317 TRIANA BLVD SW HUNTSVILLE, AL 35805	b. CAGE CODE 69298		c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code) SOUTHEAST REGION, DIS 150 WEST PARK LOOP SUITE 300 HUNTSVILLE, AL 35806

7. SUBCONTRACTOR
a. NAME, ADDRESS, AND ZIP CODE	b. CAGE CODE		c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

8. ACTUAL PERFORMANCE
a. LOCATION SEE ITEM 13	b. CAGE CODE		c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

9. GENERAL IDENTIFICATION OF THIS PROCUREMENT
COMPETITIVE 8(A) PROCUREMENT FOR OPERATIONAL SUPPORT FOR THE AMC FIELD SUPPORT CENTER, CONUS AND OCONUS.  THIS EFFORT WILL PROVIDE FOR THE ANALYSIS, ESTABLISHMENT, SET-UP, AND CONTINUED OPERATIONS OF THE FORWARD OPERATIONS IN SUPPORT OF THE AMC AND AMCOM MISSION TO PROVIDE A FORWARD WHOLESALE SINGLE SUPPLY/REPAIR POINT FOR ALL FIELDED AMC WEAPON SYSTEMS.

10. THIS CONTRACT WILL REQUIRE ACCESS TO:	YES	NO	11. IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL:	YES	NO
a. COMMUNICATIONS SECURITY (COMSEC) INFORMATION		☒	a. HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT ANOTHER CONTRACTOR’S FACILITY OR A GOVERNMENT ACTIVITY	☒
b. RESTRICTED DATA		☒	b. RECEIVE CLASSIFIED DOCUMENTS ONLY		☒
c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION		☒	c. RECEIVE AND GENERATE CLASSIFIED MATERIAL		☒
d. FORMERLY RESTRICTED DATA		☒	d. FABRICATE, MODIFY, OR STORE CLASSIFIED HARDWARE	☒
e. INTELLIGENCE INFORMATION:			e. PERFORM SERVICES ONLY	☒
(1) Sensitive Compartmented Information (SCI)		☒	f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION OUTSIDE THE U.S., PUERTO RICO, U.S. POSSESSIONS AND TRUST TERRITORIES	☒
(2) Non-SCI		☒	g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE TECHNICAL INFORMATION CENTER [ILLEGIBLE] OR OTHER SECONDARY DISTRIBUTION CENTER		☒
f. SPECIAL ACCESS INFORMATION		☒	h. REQUIRE A COMSEC ACCOUNT		☒
g. NATO INFORMATION		☒	i. HAVE TEMPEST REQUIREMENTS		☒
h. FOREIGN GOVERNMENT INFORMATION		☒	j. HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS		☒
i. [ILLEGIBLE] DISSEMINATION INFORMATION		☒	k. BE AUTHORIZED TO USE THE DEFENSE COURIER SERVICE		☒
j. FOR OFFICIAL USE ONLY INFORMATION	☒		l. OTHER (Specify)
h. OTHER (Specify)

DD Form 254, DEC 90	Previous editions are obsolete.	USAPPCV1.00

Appropriate U.S. Government authority. Proposed Public releases shall be submitted for approval prior to release
☐ Direct		☒ Through (Specify):

COMMANDER, U.S. ARMY AVIATION AND MISSILE COMMAND, ATTN: AMSAM-PA (PUBLIC AFFAIRS) REDSTONE ARSENAL, AL 35898-5000

to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public affairs) * for review.

*In the case of non-DOD User Agencies requests for disclosure shall be submitted to that agency

SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended.  (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

Technical Advisor: Commander, U.S. Army Aviation and Missile Command, ATTN: AMSAM-MMC-AD, Afreda W. Tabb, AFSC Project Ofc, 256-313-1378, DSN: 897-1378, Redstone Arsenal, AL 35898-5000

Security Classification Guide for PATRIOT Air and Missile Def Sys, TB 9-380-101-22, Aug 97; Security Classification Guide for Multiple Launch Rocket System (MLRS), 8 Oct 98; Security Classification Guide for Short Range (SHORAD) Weapon System, 29 Oct 99; Security Classification Guide for Black Hawk Helecopters (UH-60 A/L, EH-60, and UH-60Q MEDVAC), 29 Mar 99; Security Classification Guide for APACHE Attack Helecopter, 14 Feb 00.

All Storage of CMI information/hardware will be at USG facilities. The contractor will only supply manpower to perform on this contract.

Paragon will be required to perform duties at FT. Bliss, TX; FT. Sill, OK; Camp Humpherys, Republic of Korea; Camp Carroll, Republic of Korea (Other Locations as required)

Contractor will not be required to nor authorized to store CMI OCONUS, but rather CMI will be stored at a USG facility.

Contractor personnel performing on this contract must possess a U.S. issued personnel security clearance.

POC for Ft. Bliss: Security Directorate Ft. Bliss, TX POC for Ft. Sill: Security Directorate, Ft. Sill, OK POC for Korea: Security Directorate, HQ, USFK, Unit 15237-APO, 96205-0010

In the event tasks arise LAW this contract that could be performed by non-U.S. citizens, the contractor must first obtain permission to use non-U.S. citizens from the Contracting Officer and the Director, Intelligence and Security Directorate.

	Approved:	/s/ [ILLEGIBLE]
[ILLEGIBLE]

14. ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM requirements, are established for this Contract. (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.)

☐ YES ☐ NO

15. INSPECTIONS. Elements of this contract are outside the inspection responsibility of the cognizant security office. (If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)

☐ YES ☐ NO

16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.

a. TYPED NAME OF CERTIFYING OFFICIAL	b. TITLE	c. TELEPHONE (Include Area Code)
Mary C. Dickens	Contracting Officer	256-876-2015

d. ADDRESS (Include Zip Code)	17. REQUIRED DISTRIBUTION
Bldg 5303, ATTN: AMSAM-AC-ML	☒	a. CONTRACTOR
Redstone Arsenal, AL 35898-5000	☐	b. SUBCONTRACTOR
	☐	c. COGNIZANT SECURITY OFFICE FOR PRIME AND SUBCONTRACTOR
e. SIGNATURE	☐	d. U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY ADMINISTRATION
/s/ Mary C. Dickens	☐	e. ADMINISTRATIVE CONTRACTING OFFICER
	☐	f. OTHERS AS NECESSARY

DD Form 254 Reverse DEC 90		USAPPC V1.00

EMAIL: REDSTONE ARMY MIL
SCD	PAS	ADP P1

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)	☐	9A. Amendment Of Solicitation No.

PARAGON SYSTEMS INC	9B. Dated (See Item 11)
3317 Triana BLVD SW
HUNTSVILLE AL 35805	☒	10A. Modification Of Contract/Order No.

TYPE BUSINESS: Small Disadvantaged Business Performing in U.S.	DAAH01-00-C-005

10B. Dated (See Item 13)
Code 69298	Facility Code	2000NSR13

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning                         copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required) NO CHANCE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOC CODE: C	It Modifies The Contract/Order No. As Described In Item 14.

☐	A. This Change Order is Issued Pursuant To: The Contract/Order No. In Item 10A.	The Changes Set Forth In Item 14 Are Made In
☐

B.   The Above Numbered Contract/Order is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14. Pursuant To the Authority of FAR 43.103(b).

☒	C. This Supplemental Agreement is Entered Into Pursuant To Authority Of: Mutual agreement
☐	D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not. ☒ Is required to sign this document and return 1 copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by CCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2005MAR31

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print) HAROLD R. BRIGHT, Executive Vice President	16A. Name And Title Of Contracting Officer (Type or print) MARY C DICKENS CDICKENS@REDSTONE.ARMY.MIL (256) 542-7598
15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America	16C. Date Signed
/s/ Harold R. Bright	By
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-3070	30-105-02	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE		Prescribed by GSA FAR (48 CFR) 53.243

07:25:00 06:04 FAX 2568426302	TECH STAFF	003

CONTINUATION SHEET	Reference No. of Document Being Continued
PIIN/SIIN DAAH01-00-C-0057	MOD/AMD P00005

Name of Offerror or Contractor: PARAGON SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

This administrative modification is issued to incorporate the updated Appendix C. Automatic Return Items (ARI) Procedures, dated [ILLEGIBLE]

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	2		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

This is an incrementally funded contract to sustain wholesale forward supply activities for AMC Field Support Centers (AFSC) in accordance with the Statement of Work (Attachment/Addenda 01).

The contract is a Cost-Plus-Fixed-Fee (level of effort) type contract for labor line items with no fee for materiel, travel, and other direct cost line items.

CLINs 0001AA, 0001AB, 0001AC, 0004AA, 0009AA, 0010AA and 0011AA awarded for the base effort.

CLINs 0002, 0003, 0005, 0006, 0007, 0008 and CLINs 0014 - 0061 are option CLINs and may be exercised incrementally IAW Section H-11 “Exercise of Options.”

CLIN 0013 “Data Item” is not separately priced and applies to all CLINs including the options.

PAR Clause 52.232-32, April 1984.  “Limitations of Funds” is incorporated into this contract.

The initial award of * is the first increment of the total base effort of *

The first increment represents twenty-five percent or 3 months of the 12 month base effort as shown below in the cost breakout by CLIN:

	Est Cost	Fee	Total
CLIN 0001AA Ft. Bliss, TX First Increment Funding Unfunded Ft. Bliss	* * *	* * *	* * *

CLIN 0001AB Ft. Sill. ok First Increment Funding Unfunded Ft. Sill	* * *	* * *	* * *

CLIN 0001AC TM/SGI First Increment Funding Unfunded TM/SGI	* * *	* * *	* * *

CLIN 0004AA - Korea First Increment Funding Unfunded Korea	* * *	* * *	* * *

CLIN 0009AA - Materiel First Incremental Funds Unfunded Materiel	* * *	— — —	* * *
—

CLIN 0010AA - Travel First Incremental Funds Unfunded Travel	* * *	— —	* * *
—

CLIN 0011AA - ODC First Incremental Funds Unfunded ODC	* * *	— —	* * *
—

The total cost breakout for the initial incremental funding of * is as follows:

Target Cost	*
Fixed Fee	*
TOTAL	*

It is anticipated that the remaining increments (seventy five percent or 9 months of the 12 month base effort) will be funded utilizing the following schedule:

First Increment	-	Date of Award
2nd Increment	-	June 2000
3rd Increment	-	Sep 2000

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	3		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

*** END OF NARRATIVE A013 ***

This contract may be utilized by other U.S. Army Materiel (AMC) Commands.  Due to the implementation of Single Stock Fund (SSF), multiple solutions may be necessary in logistical support across AMC.  Therefore, it is not mandatory that other commands utilize this contract.

All references to U.S. Army Materiel Command Logistics Center of Excellence (ALCOE) in the Statement of Work (SOW) and supporting documents are hereby changed to Army Materiel Command Field Support Centers (AFSC).

Any references to Calendar Years (CY) 00 on Clins are hereby deleted.

*** END OF NARRATIVE A014 ***

Other Major Subordinate Commands (MSC) of AMC may utilize this contract.  Use of this contract by the MSC’s shall require coordination through the AMCOM AFSC Office and funding provided by the requiring command through a Military Interdepartmental Purchase Request (MIPR).

*** END OF NARRATIVE A015 ***

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	4		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

		SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001		Supplies or Services and Prices/Costs

		AFSC CONUS OPERATIONS-00

		SECURITY CLASS: Unclassified

0001AA		SERVICES LINE ITEM		20400	HR		*

		NOUN: AFSC CONUS OPERATION FT BLISS
		SECURITY CLASS: Unclassified
		PRON: D10D0013D1 PRON AMD: 01 ACRN: AA AMS CD: SM2B3015

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	20,400	31-MAR-2001
		*

0001AB		SERVICES LINE ITEM		11000	HR		*

		NOUN: AFSC CONUS OPERATIONS FT SILL
		SECURITY CLASS: Unclassified
		PRON: D10D0013D1 PRON AMD: 01 ACRN: AA AMS CD: SM2B3015

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	11,000	31-MAR-2001
		*

0001AC		TASK MANAGER/SR. GRAPHICS ILLUSTRATOR		4600	HR		*

		NOUN: AFSC CONUS/OCONUS OPERATIONS

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	5		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

		SECURITY CLASS: Unclassified
		PRON: D10D0013D1 PRON AMD: 01 ACRN: AA AMS CD: SM2B3015

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	4,600	31-MAR-2001
		*

0002		Supplies or Services and Prices/Costs

		AFSC CONUS OPERATIONS OPTION - 00

		SECURITY CLASS: Unclassified

0002AA		FORT BLISS - 00		16400	HR		*

		NOUN: AFSC CONUS OPERATIONS OPTION
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	16,400	31-DEC-2000
		*

0002AB		FT SILL - 00		9000	HR		*

		NOUN: AFSC CONUS OPERATIONS OPTION
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	6		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	9,000	31-DEC-2000
		*

0002AC	FORT HOOD - 00			22000	HR		*

	NOUN: AFSC CONUS OPERATIONS OPTION
	SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	22,000	31-DEC-2000
		*

0002AD	FORT CAMPBELL - 00			22000	HR		*

	NOUN: AFSC CONUS OPERATIONS OPTION
	SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	22,000	31-DEC-2000
		*

02AE	NATIONAL TRAINING CENTER (NTC) - 00			12000	HR		*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	7		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

		NOUN: AFSC CONUS OPERATIONS OPTION
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries of Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	12,000	31-DEC-2000
		*

0002AF		FORT BRAGG - 00		22000	HR		*

		NOUN: AFSC CONUS OPERATIONS OPTION
		SECURITY CLASS: Unclassified

		Description/Sepcs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

Inspection and Acceptance

		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	22,000	31-DEC-2000
		*

0002AG		TASK MANAGER/SR GRAPHIC ILLUSTRATOR		4600	HR		*

		NOUN: AFSC CONUS/OCONUS OPER OPTION
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	8		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	4,600	31-DEC-2000
		*

0003		Supplies or Services and Prices/Costs

		AFSC SURGE OPTION - 00

		SECURITY CLASS: Unclassified

0003AA		AFSC CONUS SURGE OPTION		41000	HR		*

		NOUN: SURGE OPTION FOR 00
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	41,000	31-DEC-2000
		*

0004		Supplies or Services and Prices/Costs

		AFSC OCONUS OPERATIONS - KOREA - 00

		SECURITY CLASS: Unclassified

0004AA		KOREA-00		12612	HR		*

		NOUN: AFSC OCONUS OPERATIONS
		SECURITY CLASS: Unclassified
		PRON: D10D0013D1 PRON AMD: 01 ACRN: AA
		AMS CD: SM2B3015

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	9		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	12,612	31-MAR-2001
		*

0005	Supplies or Services and Prices/Costs

	AFSC OCONUS OPERATIONS OPTION - 00

	SECURITY CLASS: Unclassified

0005AA	KOREA - 00			10468	HR		*

	NOUN: AFSC OCONUS OPERATIONS OPTION
	SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	10,468	31-DEC-2000
		*

0005AB	GERMANY - 00			18465	HR		*

	NOUN: AFSC OCONUS OPERATIONS OPTION
	SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	18,465	31-DEC-2000
		*

0006	Supplies or Services and Prices/Costs

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	10		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

		AFSC OCONUS SURGE OPTION - 00

		SECURITY CLASS: Unclassified

0006AA		AFSC OCONUS SURGE OPTION		9000	HR		*

		NOUN: SURGE OPTION FOR 00
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	9,000	31-DEC-2000
		*

0007		Supplies or Services and Prices/Costs

		AFSC DEPLOYMENT OPTION

		SECURITY CLASS: Unclassified

0007AA		AFSC DEPLOYMENT OPTION		6444	HR		*

		NOUN: DEPLOYMENT OPTION FOR 00
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	6,444	179 DAYS
		*

		Period of Performance is from date of option exercise through 179 days thereafter.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	11		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

		(End of narrative F001)

0008		Supplies or Services and Prices/Costs

		AFSC DEPLOYMENT SURGE OPTION

		SECURITY CLASS: Unclassified

0008AA		AFSC DEPLOYMENT SURGE OPTION		12888	HR		*

		NOUN: DEPLOYMENT SURGE OPTION - 00
		SECURITY CLASS: Unclassified

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	12,888	179 DAYS
		*

		Period of Performance is from date of option exercise through 179 days thereafter.

		(End of narrative F001)

0009		Supplies or Services and Prices/Costs

		SERVICES LINE ITEM

		NOUN: MATERIAL - NO FEE
		SECURITY CLASS: Unclassified

		THE CONTRACTOR SHALL BE AUTHORIZED TO EXPEND NOT MORE THAN $2,500.00 PER ORDER TO PROCURE CONSUMABLE MATERIALS AS STATED IN SECTION 5 OF 50W ADDENDA 01

		(End of narrative BC02)

0009AA		SERVICES LINE ITEM					*

		NOUN: MATERIAL FOR 00 - NO FEE
		SECURITY CLASS: Unclassified
		PRON: D10D0013D1 PRON AMD: 01 ACRN: AA
		AMS CD: SM2B3015

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	0	31-MAR-2001
		*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	12		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

0010		Supplies or Services and Prices/Costs

SERVICES LINE ITEM

NOUN: TRAVEL - NO FEE
SECURITY CLASS: Unclassified

0010AA		SERVICES LINE ITEM					*

NOUN: TRAVEL FOR 00 - NO FEE
SECURITY CLASS: Unclassified
PRON: D10D0013D1 PRON AMD: 01 ACRN: AA
AMS CD: SM2B3015

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	0	31-MAR-2001
*

0011		Supplies or Services and Prices/Costs

SERVICES LINE ITEM

NOUN: ODC - NO FEE
SECURITY CLASS: Unclassified

THE CONTRACTOR SHALL PURCHASE OTHER DIRECT COSTS AS STATED IN SECTION 6 OF SOW, ADDENDA 01. ANY PURCHASE WITH A VALUE GREATER THAN $2,500.00 SHALL HAVE THE WRITTEN APPROVAL OF THE CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE (COTR)

(End of narrative B001)

0011AA		SERVICES LINE ITEM					*

NOUN: ODC FOR 00 - NO FEE
SECURTIY CLASS: Unclassified
PRON: 010D0013D1 PRON AMD: 01 ACRN: AA
AMS CD: SM2B3015

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	0	31-MAR-2001
*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	13		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0012	Supplies or Services and Prices/Costs				*

SERVICES LINE ITEM

NOUN: MOB/DEMOS OPTION FOR 00
SECURITY CLASS: Unclassified

SEE B-2, PARAGRAPH F, OF THE RFP

This cost plus fixed fee clin shall be utilized if mob/demob occurs in 00.

(End of narrative B001)

0013	Supplies or Services and Prices/Costs

DATA ITEM

NOUN: CONTRACT DATA REQMTS LIST
SECURITY CLASS: Unclassified

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
EXHIBIT A, CDRL. 1423
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: A

Inspection and Acceptance
INSPECTION: Destination Acceptance: Destination
* DELIVERY IS IAW DD FORM 1423

CLIN 0013, DATA ITEM, IS NOT SEPARATELY PRICED AND IS APPLICABLE TO CLINS 0001, 0004, 0009, 0010, 0011, AND TO ALL OPTION CLINS, IF EXERCISED.

(End of narrative F001)

0014	Supplies or Services and Prices/Costs

AFSC CONUS OPERATIONS-01

SECURITY CLASS: Unclassified

0014AA	FORT BLISS - OPTION I	20860	HR		*

NOUN: AFSC CONUS OPERATION -01
SECURITY CLASS: Unclassified

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	14		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	20,860	31-DEC-2001
		*

0014AB	FORT SILL OPTION I			11260	HR		*

	NOUN: AFSC CONUS OPERATIONS - 01
	SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	11,260	31-DEC-2001
		*

0014AC	TASK MANAGER/SR GRAPHICS ILLUSTRATOR			4600	HR		*

	NOUN: CONUS/OCONUS OPERATIONS -01
	SECURITY CLASS: Unclassified

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	4,600	31-DEC-2001
		*

0015	Supplies or Services and Prices/Costs

	Option II - 01

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	15		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

		NOUN: AFSC CONUS OPERATIONS OPTION SECURITY CLASS: Unclassified

0015AA		FORT BLISS - OPTION II		16780	HR		*

		NOUN: AFSC CONUS OPERATION OPT-01
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENT TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	16,780	31-DEC-2001
		*

0015AB		FORT SILL - OPTION II		9220	HR		*

		NOUN: AFSC CONUS OPERATION OPT - 01
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	9,220	31-DEC-2001
		*

0015AC		FORT HOOD - OPTION II		22440	HR		*

		NOUN: AFSC CONUS OPERATION OPT - 01
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	16		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	22,440	31-DEC-2001
		*

0015AD	FORT CAMPBELL - OPTION II			22440	HR		*

	NOUN: AFSC CONUS OPERATION OPT - 01
	SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	22,440	31-DEC-2001
		*
0015AE	NATIONAL TRAINING CENTER (NTC) - OPTION II			12240	HR		*

	NOUN: AFSC CONUS OPERATION OPT - 01
	SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	12,240	31-DEC-2001
		*
0015AF	FORT BRAGG - OPTION II			22440	HR		*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	17		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

		NOUN: AFSC CONUS OPERATION OPT - 01
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	22,440	31-DEC-2001
		*

0015AG		TASK MANAGER/SR GRAPHIC ILLUSTRATOR - OPT II		4600	HR		*

		NOUN: CONUS/OCONUS OPERATION OPT 01
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	4,600	31-DEC-2001
		*

0016		Supplies or Services and Prices/Costs

		SERVICES LINE ITEM

		NOUN: AFSC CONUS SURGE OPTION - 01
		SECURITY CLASS: Unclassified

0016AA		ALCOE CONUS SURGE OPTION		41000	HR		*

		NOUN: SURGE OPTION FOR 01
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	18		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	41,000	31-DEC-2001
		*

0017		Supplies or Services and Prices/Costs

		KOREA - OPTION I

		NOUN: OCONUS OPERATIONS - 01
		SECURITY CLASS: Unclassified

0017AA		KOREA - OPTION I		12864	HR		*

		NOUN: OCONUS OPERATIONS - 01
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	12,864	31-DEC-2001
		*

0018		Supplies or Services and Prices/Costs

		OPTION II

		NOUN: OCONUS OPERATIONS OPT - 01
		SECURITY CLASS: Unclassified

0018AA		KOREA - OPTION II		10677	HR		*

		NOUN: OCONUS OPERATIONS OPT - 01
		SECURITY CLASS: Unclassified
		Description/Specs./Work Statement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	19		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

		PROCUREMENT DOCUMENT TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	10,577	31-DEC-2001
		*

0018AB		GERMANY - OPTION II		18835	HR		*

		NOUN: OCONUS OPERATION OPT - 01
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	18,835	31-DEC-2001
		*

0019		Supplies or Services and Prices/Costs

		SERVICES LINE ITEM

		NOUN: AFSC OCONUS SURGE OPTION
		SECURITY CLASS: Unclassified

0019AA		AFSC OCONUS SURGE OPTION		9000	HR		*

		NOUN: SURGE OPTION FOR 01
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	20		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	9,000	31-DEC-2001
		*

0020		Supplies or Services and Prices/Costs

		SERVICES LINE ITEM

		NOUN: AFSC DEPLOYMENT OPTION - 01
		SECURITY CLASS: Unclassified

0020AA		AFSC DEPLOYMENT OPTION		6444	HR		*

		NOUN: DEPLOYMENT OPTION FOR 01
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	6,444	179 DAYS
		*

		Period of Performance is from date of option exercise through 179 days thereafter.

		(End of narrative F001)

0021		Supplies or Services and Prices/Costs

		SERVICES LINE ITEM

		NOUN: AFSC DEPLOYMENT OPTION
		SECURITY CLASS: Unclassified

0021AA		AFSC DEPLOYMENT SURGE OPTION		12888	HR		*

		NOUN: DEPLOYMENT SURGE OPTION - 01
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	21		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

SEE STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 01

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	12,888	179 DAYS
*

Period of Performance is from date of option exercise through 179 days thereafter.

(End of narrative F001)

0022		Supplies or Services and Prices/Costs

		SERVICES LINE ITEM					*

NOUN: MATERIAL FOR 01 - NO FEE
SECURITY CLASS: Unclassified

SEE SECTION 5 OF STATEMENT OF WORK. ADDENDA 01

(End of narrative B001)

THE CONTRACTOR SHALL BE AUTHORIZED TO EXPEND NOT MORE THAN $2,500.00 PER ORDER TO PROCURE CONSUMABLE MATERIALS AS STATED IN SECTION 5 OF SOW, ADDENDA 01

(End of narrative B002)

0023		Supplies or Services and Prices/Costs

		SERVICES LINE ITEM					*

NOUN: TRAVEL FOR 01 - NO FEE
SECURITY CLASS: Unclassified
THE CONTRACTOR SHALL PROVIDE CONTRACTOR PERSONNEL TO PERFORM TEMPORARY DUTY (TDY) AS STATED IN SECTION 4 OF SOW, ADDENDA 01

(End of narrative B001)

0024		Supplies or Services and Prices/Costs

		SERVICES LINE ITEM					*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	22		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

NOUN: ODC FOR 01- NO FEE
SECURITY CLASS: Unclassified
THE CONTRACTOR SHALL PURCHASE OTHER DIRECT COSTS AS STATED IN SECTION 6 OF SOW, ADDENDA 01.
ANY PURCHASE WITH A VALUE GREATER THAN $2,500.00 SHALL HAVE THE WRITTEN APPROVAL OF THE CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE (COTR)

(End of narrative B001)

0025		Supplies or Services and Prices/Costs

		SERVICES LINE ITEM					*

NOUN: MOB/DEMOB OPTION FOR 01
SECURITY CLASS: Unclassified

SEE B-2, PARAGRAPH F, OF THE RFP

This cost plus fixed fee clin shall be utilized if mob/demob occurs in 01.

(End of narrative B001)

0026		Supplies or Services and Prices/Costs

OPTION I

NOUN: AFSC CONUS OPERATIONS - 02
SECURITY CLASS: Unclassified

0026AA		FORT BLISS - OPTION I		21839	HR		*

NOUN: AFSC CONUS OPERATIONS - 02
SECURITY CLASS: Unclassified

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
SEE STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 01

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	21,839	31-DEC-2002
*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	23		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

0026AB		FORT SILL - OPTION I		11525	HR		*

		NOUN: AFSC CONUS OPERATIONS - 02
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	11,525	31-DEC-2002
		*

0026AC		TASK MANAGER/SR GRAPHICS ILLUSTRATOR - OPT I		4600	HR		*

		NOUN: CONUS/OCONUS OPERATIONS - 02
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	4,600	31-DEC-2002
		*

0027		Supplies or Services and Prices/Costs

		OPTION II

		NOUN: CONUS OPERATIONS OPT - 02
		SECURITY CLASS: Unclassified

0027AA		FORT BLISS - OPTION II		17627	HR		*

		NOUN: AFSC CONUS OPERATION OPT - 02
		SECURITY CLASS: Unclassified

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	24		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	17,627	31-DEC-2002
		*

0027AB		FORT SILL - OPTION II		9444	HR		*

		NOUN: AFSC CONUS OPERATIONS OPT - 02
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	9,444	31-DEC-2002
		*

0027AC		FORT HOOD - OPTION II		22889	HR		*

		NOUN: CONUS OPERATIONS OPTION - 02
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	22,889	31-DEC-2002

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	25		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT
		*
0027AD		FORT CAMPBELL - OPTION II		22889	HR		*

		NOUN: CONUS OPERATIONS OPTION - 02
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	22,889	31-DEC-2002
		*

0027AE		NATIONAL TRAINING CENTER (NTC) - OPTION II		12485	HR		*

		NOUN: CONUS OPERATIONS OPTION - 02
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

		Inspection and Acceptance
		INSPECTION: Destination ACCEPTANCE: Destination

		Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	12,485	31-DEC-2002
		*

0027AF		FORT BRAGG - OPTION II		22889	HR		*

		NOUN: CONUS OPERATIONS OPTION - 02
		SECURITY CLASS: Unclassified

		Description/Specs./Work Statement
		PROCUREMENT DOCUMENTATION TITLE:
		SEE STATEMENT OF WORK
		PROCUREMENT DOCUMENTATION LOCATION:
		ADDENDA: 01

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	26		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	22,889	31-DEC-2002
		*

0027AC	TASK MANAGER/SR GRAPHICS ILLUSTRATOR-OPT II			4600	HR		*

	NOUN: CONUS/OCONUS OPER OPTION - 02
	SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	4,600	31-DEC-2002
		*

0028	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM

	NOUN: AFSC CONUS SURGE OPTION
	SECURITY CLASS: Unclassified

0028AA	AFSC CONUS SURGE OPTION			41000	HR		*

	NOUN: SURGE OPTION FOR 02
	SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	41,000	31-DEC-2002

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	27		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

001	41,000	31-DEC-2002
*

0029	Supplies or Services and Prices/Costs

OPTION I

NOUN: OCONUS OPERATIONS FOR 02
SECURITY CLASS: Unclassified

0029AA	KOREA - OPTION I	13121	HR	*

NOUN: AFSC OCONUS OPERATIONS -02
SECURITY CLASS: Unclassified

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
SEE STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA:01

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

DLVR SCH REL CD	QUANTITY	PER COMPL DATE
001	13,121	31-DEC-2002
*

0030	Supplies or Services and Prices/Costs

OPTION II

NOUN: AFSC OCONUS OPER OPTION - 02
SECURITY CLASS: Unclassified

0030AA	KOREA - OPTION II	10891	HR	*

NOUN: OCONUS OPERATIONS OPTION - 02
SECURITY CLASS: Unclassified

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
SEE STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 01

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DLVR SCH PERF COMPL

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	28		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	10,891	31-DEC-2002
		*
0030AB	GERMANY - OPTION II			19212	HR		*

	NOUN: OCONUS OPERATIONS OPTION - 02 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	19,212	31-DEC-2002
		*

031	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM

	NOUN: AFSC OCONUS SURGE OPTION -02 SECURITY CLASS: Unclassified

0030AA	AFSC OCONUS SURGE OPTION			9000	HR		*

	NOUN: SURGE OPTION FOR - 02 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	9,000	31-DEC-2002
		*

0032	Supplies or Services and Prices/Costs

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	29		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	SERVICES LINE ITEM

	NOUN: AFSC DEPLOYMENT OPTION SECURITY CLASS: Unclassified

0032AA	AFSC DEPLOYMENT OPTION			6444	HR		*

	NOUN: DEPLOYMENT OPTION FOR 02 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	6,444	179 DAYS
		*

	Period of Performance is from date of option exercise through 179 days thereafter.

	(End of narrative F001)

0033	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM

	NOUN: AFSC DEPLOYMENT SURGE OPTION SECURITY CLASS: Unclassified

0033AA	AFSC DEPLOYMENT SURGE OPTION			12888	HR		*

	NOUN: DEPLOYMENT SURGE OPTION - 02 SECURITY CLASS: Unclassified

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	12,888	179 Days
		*

	Period of Performance is from date of option exercise through 179 days thereafter.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	30		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative F001)

0034	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM				*

NOUN: MATERIAL FOR 02 - NO FEE SECURITY CLASS: Unclassified

SEE SECTION 5 OF STATEMENT OF WORK, ADDENDA 01

(End of narrative B001)

THE CONTRACTOR SHALL BE AUTHORIZED TO EXPEND NOT MORE THAN $2,500.00 PER ORDER TO PROCURE CONSUMABLE MATERIALS AS STATED IN SECTION 5 OF SOW, ADDENDA 01

(End of narrative B002)

0035	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM				*

NOUN: TRAVEL FOR 02 - NO FEE SECURITY CLASS: Unclassified

THE CONTRACTOR SHALL PROVIDE CONTRACTOR PERSONNEL TO PERFORM TEMPORARY DUTY (TDY) AS STATED IN SECTION 4 OF SOW, ADDENDA 01

(End of narrative B001)

0036	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM				*

NOUN: ODC FOR 02 - NO FEE SECURITY CLASS: Unclassified

THE CONTRACTOR SHALL PURCHASE OTHER DIRECT COSTS AS STATED IN SECTION 6 OF SOW, ADDENDA 01, ANY PURCHASE WITH A VALUE GREATER THAN $2,500.00 SHALL HAVE THE WRITTEN APPROVAL OF THE CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE (CONTR)

(End of narrative B001)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	31		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

0037	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM						*

	NOUN: MOB/DEMOB OPTION FOR 02 SECURITY CLASS: Unclassified

	SEE B-2, PARAGRAPH F, OF THE RFP

	This cost plus fixed fee clin shall be utilized if mob/demob occurs in 02.

	(End of narrative B001)

0038	Supplies or Services and Prices/Costs

	OPTION I

	NOUN: AFSC CONUS OPERATIONS - 03 SECURITY CLASS: Unclassified

0038AA	FORT BLISS - OPTION I			21808	HR		*

	NOUN: AFSC CONUS OPERATIONS - 03 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	21,808	31-DEC-2003
		*
0038AB	FORT SILL - OPTION I			11796	HR		*

	NOUN: AFSC CONUS OPERATIONS - 03 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	32		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	11,796	31-DEC-2003
		*

0038AC	TASK MANAGER/SR GRAPHICS ILLUSTRATOR - OPT I			4600	HR		*

	NOUN: CONUS/OCONUS OPERATIONS - 03 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	4,600	31-DEC-2003
		*

0039	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM

	NOUN: CONUS OPERATIONS OPTION - 03 SECURITY CLASS: Unclassified

0039AA	FORT BLISS - OPTION II			18032	HR		*

	NOUN: CONUS OPERATIONS - 03 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	18,032	31-DEC-2003
		*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	33		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

0039AB	FORT SILL - OPTION II			9673	HR		*

	NOUN: CONUS OPERATIONS OPTION - 03 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	9,673	31-DEC-2003
		*

0039AC	FORT HOOD - OPTION II			23446	HR		*

	NOUN: CONUS OPERATIONS OPTION - 03 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	23,446	31-DEC-2003
		*

0039AD	FORT CAMPBELL - OPTION II			23346	HR		*

	NOUN: CONUS OPERATIONS OPTION - 03 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION:

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	34		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	ADDENDA: 01

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	23,346	31-DEC-2003
		*

0039AE	NATIONAL TRAINING CENTER (NTC) - OPTION II			12734	HR		*

	NOUN: CONUS OPERATIONS OPTION - 03 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	12,734	31-DEC-2003
		*

0039AF	FORT BRAGG - OPTION II			23346	HR		*

	NOUN: CONUS OPERATIONS OPTION - 03 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE: STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	23,346	31-DEC-2003
		*

0039AG	TASK MANAGER/SR GRAPHICS ILLUSTRATOR-OPT II			4600	HR		*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	35		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	NOUN: CONUS/OCONUS OPERATION OPT-03 SECURITY CLASS: UNCLASSIFIED

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	4,600	31-DEC-2003
		*

0040	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM

	NOUN: AFSC CONUS SURGE OPTION SECURITY CLASS: Unclassified

0040AA	AFSC CONUS SURGE OPTION			41000	HR		*

	NOUN: SURGE OPTION FOR 03 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	41,000	31-DEC-2003
		*

0041	Supplies or Services and Prices/Costs

	OPTION 1 - KOREA

	NOUN: OCONUS OPERATIONS - 03 SECURITY CLASS: UNCLASSIFIED

0041AA	KOREA - OPTION I			13383	HR		*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	36		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	NOUN: OCONUS OPERATIONS - 03 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	13,383	31-DEC-2003
		*

0042	Supplies or Services and Prices/Costs

	OPTION II

	NOUN: OCONUS OPERATIONS OPTION - 03 SECURITY CLASS: Unclassified

0042AA	KOREA - OPTION II			11109	HR		*

	NOUN: OCONUS OPERATIONS OPTION - 03 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	11,109	31-DEC-2003
		*

0042AB	GERMANY - OPTION II			19596	HR		*

	NOUN: OCONUS OPERATIONS OPTION - 03 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	37		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	19,596	31-DEC-2003
		*

0043	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM

	NOUN: OCONUS SURGE OPTION 03 SECURITY CLASS: Unclassified

0043AA	AFSC OCONUS SURGE OPTION			9000	HR		*

	NOUN: SURGE OPTION FOR 03 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	9,000	31-DEC-2003
		*

0044	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM

	NOUN: AFSC DEPLOYMENT OPTION SECURITY CLASS: Unclassified

0044AA	AFSC DEPLOYMENT OPTION			6444	HR		*

	NOUN: DEPLOYMENT OPTION FOR 03 SECURITY CLASS: Unclassified

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	38		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	6,444	179 DAYS
*
Period of Performance is from date of option exercise through 179 days thereafter.

(End of narrative F001)

0045	Supplies or Services and Prices/Costs

SERVICES LINE ITEM

NOUN: AFSC DEPLOYMENT SURGE OPTION SECURITY CLASS: Unclassified

0045AA	AFSC DEPLOYMENT SURGE OPTION			12888	HR		*

NOUN: DEPLOYMENT SURGE OPTION 03 SECURITY CLASS: Unclassified

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	12,888	179 DAYS
*

Period of Performance is from date of option exercise through 179 days thereafter.

(End of narrative F001)

0046	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM						*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	39		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

NOUN: MATERIAL FOR 03 - NO FEE SECURITY CLASS: Unclassified

SEE SECTION 5 OF STATEMENT OF WORK, ADDENDA 01

(End of narrative B001)

THE CONTRACTOR SHALL BE AUTHORIZED TO EXPEND NOT MORE THAN $2,500.00 PER ORDER TO PROCURE CONSUMABLE MATERIALS AS STATED IN SECTION 5 OF SOW, ADDENDA 01

(End of narrative B002)

0047	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM				*

NOUN: TRAVEL FOR 03 - NO FEE SECURITY CLASS: Unclassified
SEE SECTION 5 OF STATEMENT OF WORK, ADDENDA 01

THE CONTRACTOR SHALL PROVIDE CONTRACTOR PERSONNEL TO PERFORM TEMPORARY DUTY (TDY) AS STATED IN SECTION 4 OF SOW, ADDENDA 01

(End of narrative B001)

0048	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM				*

NOUN: ODC FOR 03 - NO FEE SECURITY CLASS: Unclassified

THE CONTRACTOR SHALL PURCHASE OTHER DIRECT COSTS AS STATED IN SECTION 6 OF SOW, ADDENDA 01. ANY PURCHASE WITH A VALUE GREATER THAN $2,500.00 SHALL HAVE THE WRITTEN APPROVAL OF THE CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE (COTR)

(End of narrative B001)

0049	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM				*

NOUN: MOB/DEMOB OPTION FOR 03 SECURITY CLASS: Unclassified

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	40		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	SEE B-2, PARAGRAPH F, OF THE REP

	This cost plus fixed fee clin shall be utilized if mob/demob occurs in 03.

	(End of narrative B001)

0050	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM

	NOUN: AFSC CONUS OPERATIONS - 04 SECURITY CLASS: Unclassified

0050AA	FORT BLISS - OPTION I			22296	HR		*

	NOUN: AFSC CONUS OPERATIONS - 04 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	22,296	31-DEC-2004
		*

0050AB	FORT SILL - OPTION I			12072	HR		*

	NOUN: AFSC CONUS OPERATIONS - 04 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	41		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	001	12,072	31-DEC-2004
		*

0050AC	TASK MANAGER/SR GRAPHICS ILLUSTRATOR - OPT I			4600	HR		*

	NOUN: CONUS/OCONUS OPERATIONS-04 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	4,600	31-DEC-2004
		*

0051	Supplies or Services and Prices/Costs

	OPTION II

	NOUN: AFSC CONUS OPERATION OPT - 04 SECURITY CLASS: Unclassified

0051AA	PORT BLISS - OPTION II			18445	HR		*

	NOUN: CONUS OPERATIONS OPTION - 04 SECURITY CLASS: Unclassified

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	18,445	31-DEC-2004
		*

0051AB	FORT SILL - OPTION II			9906	HR		*

	NOUN: CONUS OPERATIONS OPTION - 04 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	42		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	9,906	31-DEC-2004
		*

0051AC	FORT HOOD - OPTION II			23813	HR		*

	NOUN: CONUS OPERATIONS OPTION - 04 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	23,813	31-DEC-2004
		*

0051AD	PORT CAMPBELL - OPTION II			23813	HR		*

	NOUN: CONUS OPERATIONS OPTION - 04 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	23,813	31-DEC-2004
		*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	43		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

0015AE	NATIONAL TRAINING CENTRE (NTC) - OPTION II			12898	HR		*

	NOUN: CONUS OPERATIONS OPTION - 04 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	12,898	31-DEC-2004
		*

0051AF	FORT BRAGG - OPTION II			23813	HR		*

	NOUN: CONUS OPERATIONS OPTION - 04 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries of Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	23,813	31-DEC-2004
		*

0051AG	TASK MANAGER/SR GRAPHICS ILLUSTRATOR			4600	HR		*

	NOUN: CONUS/OCONUS OPER OPTION - 04 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	46		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	SERVICES LINE ITEM

	NOUN: AFSC OCONUS SURGE OPTION SECURITY CLASS: Unclassified

0055AA	AFSC OCONUS SURGE OPTION			9000	HR		*

	NOUN: SURGE OPTION FOR 04 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	9,000	31-DEC-2004
		*

0056	Supplies or services and Prices/Costs

	SERVICES LINE ITEM

	NOUN: AFSC DEPLOYMENT OPTION SECURITY CLASS: Unclassified

0056AA	AFSC DEPLOYMENT OPTION			6444	HR		*

	NOUN: DEPLOYMENT OPTION FOR 04 SECURITY CLASS: Unclassified

	Description/Specs./Work Statement PROCUREMENT DOCUMENTATION TITLE: SEE STATEMENT OF WORK PROCUREMENT DOCUMENTATION LOCATION: ADDENDA: 01

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	6,444	179 DAYS
		*

	Period of Performance is from date of option exercise through 179 days thereafter.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	48		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0059	Supplies or services and Prices/Costs

	SERVICES LINE ITEM				*

Noun: TRAVEL FOR 04 - NO FEE
SECURITY CLASS: unclassified

THE CONTRACTOR SHALL PROVIDE CONTRACTOR PERSONNEL TO PERFORM TEMPORARY DUTY (TDY) AS STATED IN SECTION 4 OF SOW, ADDENDA 01

(End of narrative B001)

0060	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM				*

NOUN: ODC FOR 04 - NO FEE SECURITY CLASS: Unclassified

THE CONTRACTOR SHALL PURCHASE OTHER DIRECT COSTS AS STATED IN SECTION 6 OF SOW, ADDENDA 01. ANY PURCHASE WITH A VALUE GREATER THAN $2,500.00 SHALL HAVE THE WRITTEN APPROVAL OF THE CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE (COTR)

(End of narrative B001)

0061	Supplies or Services and Prices/Costs

	SERVICES LINE ITEM				*

NOUN: MQB/DEMOB OPTION FOR 04 SECURITY CLASS: Unclassified

SEE B-2, PARAGRAPH F, OF THE RFP

This cost plus fixed fee clin shall be utilized if mob/demob occurs in 04.

(End of narrative B001)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	49		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

	Regulatory Cite	Title	Date

B-1	52.209-4709	ATTAINMENT OF OBJECTIVES	JUN/1997

The quality and depth of effort required for the attainment of the objectives of this contract shall be performed by personnel possessing not less than the level of qualification proposed by the contractor and considered by the Government in the award of this contract.

B-2          ESTIMATED COST, FIXED FEE AND PAYMENT PROCEDURES

A.    IN CONSIDERATION FOR ITS EFFORT UNDER THIS CONTRACT, THE GOVERNMENT SHALL PAY TO THE CONTRACTOR THE COST THEREOF DETERMINED BY THE CONTRACTING OFFICER TO BE ALLOWABLE SUBJECT TO THE PROVISIONS OF THE CONTRACT CLAUSE ENTITLED, “ALLOWABLE COST AND PAYMENT,” INCLUDED IN SECTION I OF THIS CONTRACT.

B.    THE GOVERNMENT SHALL PAY TO THE CONTRACTOR A FIXED FEE FOR THE CLINS LISTED AT SUBPARAGRAPH C BELOW, SUBJECT TO THE PROVISIONS OF THE CLAUSE ENTITLED “FIXED FEE”, FAR 52.216-8, SECTION I, CONTRACT CLAUSES, OF THIS CONTRACT, SUCH FEE SHALL BE PAID AS IT ACCRUES IN MONTHLY OR BI-MONTHLY INSTALLMENTS. EACH INSTALLMENT, THUS PAYABLE, SHALL BE BASED UPON THE NUMBER LABOR HOURS INCURRED AND BILLED DURING SUCH PERIOD. THIS MAXIMUM AVAILABLE FIXED FEE IS BASED UPON THE NUMBER OF HOURS WORKED.

C.    FOR PERFORMANCE OF THE EFFORT THE GOVERNMENT SHALL PAY TO THE CONTRACTOR:

CLIN	ESTIMATED COST	FIXED FEE	TOTAL AMOUNT

0001	*	*	*

0002	*	*	*

0003	*	*	*

0004	*	*	*

0005	*	*	*

0006	*	*	*

0007	*	*	*

0008	*	*	*

0009	*	*	*

0010	*	*	*

0011	*	*	*

0012	*	*	*

0013	*******NOT SEPARATELY PRICED*******

0014	*	*	*

0015	*	*	*

0016	*	*	*

0017	*	*	*

0018	*	*	*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	50		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

0019	*	*	*

0020	*	*	*

0021	*	*	*

0022	*	*	*

0023	*	*	*

0024	*	*	*

0025	*	*	*

0026	*	*	*

0027	*	*	*

0028	*	*	*

0029	*	*	*

0030	*	*	*

0031	*	*	*

0032	*	*	*

0033	*	*	*

0034	*	*	*

0035	*	*	*

0036	*	*	*

0037	*	*	*

0038	*	*	*

0039	*	*	*

0040	*	*	*

0041	*	*	*

0042	*	*	*

0043	*	*	*

0044	*	*	*

0045	*	*	*

0046	*	*	*

0047	*	*	*

0048	*	*	*

0049	*	*	*

0050	*	*	*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	51		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

0051	*	*	*

0052	*	*	*

0053	*	*	*

0054	*	*	*

0055	*	*	*

0056	*	*	*

0057	*	*	*

0058	*	*	*

0059	*	*	*

0060	*	*	*

0061	*	*	*

D.    THE GOVERNMENT SHALL FUND CLINS 0009AA, 0010AA, AND 0011AA. THE GOVERNMENT MAY EXERCISE CLINS 0022, 0023, 0024, 0034, 0035, 0036, 0046, 0047, 0048, 0058, 0059, 0060 AS IT DETERMINES NECESSARY FOR THE SOLE PURPOSE OF REIMBURSING TRAVEL, MATERIAL AND OTHER DIRECT COSTS, WHICH SHALL INCLUDE APPLICABLE AND ALLOWABLE INDIRECT BURDEN CHARGES.

E.     Clin 0013 is the DATA ITEM CLIN and is not separately priced.

F.     THE GOVERNMENT MAY EXERCISE CLINS 0012, 0025, 0037, 0049, AND 0061 AS IT DEEMS NECESSARY FOR THE SOLE PURPOSE OF REIMBURSING MOBILIZATION AND DEMOBILIZATION, WHICH SHALL INCLUDE APPLICABLE AND ALLOWABLE INDIRECT BURDENS AND FEE.

THIS EFFORT IS DEFINED BELOW:

(1)   MOBILIZATION: THOSE COSTS ASSOCIATED WITH THE INITIAL RELOCATION OF PERSONNEL TO THE JOB SITE, INCLUDING AIRFARE, LEASE CANCELLATION, SELL OF AUTO, MOVEMENT/STORAGE OF HOUSEHOLD GOODS, MOVEMENT OF PERSONAL EFFECTS, TEMPORARY/INITIAL LIVING EXPENSES.

(2)   DEMOBILIZATION: THOSE COSTS ASSOCIATED WITH THE RELOCATION OF PERSONNEL TO THEIR HOME BASE, INCLUDING AIRFARE, MOVEMENT OF HOUSEHOLD GOODS, MOVEMENT OF PERSONAL EFFECTS, TEMPORARY/INITIAL LIVING EXPENSES, DEMOBILIZATION LABOR. DEMOBILIZATION COSTS ARE SEPARATED INTO (1) DEMOBILIZATION (TURNOVER), WHICH IS DEFINED AS COSTS ASSOCIATED WITH TURNOVER OF PERSONNEL DUE TO COMPLETION OF OVERSEAS ASSIGNMENT OR EMERGENCY SITUATIONS; OR (2) FINAL DEMOBILIZATION COSTS, WHICH IS DEFINED AS COSTS ASSOCIATED WITH TERMINATION OR NONRENEWAL OF CONTRACT; THE DEMOBILIZATION OF UNITS TO A NEW SITE; OR THE DEMOBILIZATION OF CONTRACTOR PERSONNEL DUE TO DECREASED NEEDS OF THE GOVERNMENT.

*** END OF NARRATIVE B001 ***

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	52		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

SECTION C - DESCRIPTION/SPECIFICATIONS / WORK STATEMENT

C-1  DATA ITEMS - CLIN 0013

SUBMISSION OF DATA ITEMS - CLIN 0013 SHALL BE AS SPECIFIED IN EXHIBIT A. CONTRACT DATA REQUIREMENTS LIST (DD FORM 1423).

*** END OF NARRATIVE C001 ***

C-2  SERVICES TO BE PERFORMED

THE SERVICES TO BE PERFORMED SHALL BE IN ACCORDANCE WITH ADDENDA / ATTACHMENT 001, STATEMENT OF WORK, ENTITLED “U.S. ARMY MATERIEL, COMMAND (AMC) FIELD SUPPORT CENTER” AND OTHER DOCUMENTS SET FORTH IN SECTION J, PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS / ADDENDA.

*** END OF NARRATIVE C002 ***

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	53		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

SECTION D - PACKAGING AND MARKING

	Regulatory Cite	Title	Date

D-1	52.208-4700	REPLACEMENT PRESERVATIVE FOR PENTACHLOROPHENOL	JUN/1997

If packaging requirements of this contract specify the use of wood products and preservative is required, Pentachlorophenol, commonly referred to as “Penta” or “PCP” is prohibited. Replacement preservatives are 2 percent copper naphthenate, 3 percent zinc napthenate or 1.8 percent copper 8 quinolinolate.

D-2  PACKAGING

Packaging shall be in accordance with Section 8 of the SOW, Addenda/ATTACHMENT 001 entitled, “Packaging.”

*** END OF NARRATIVE D001 ***

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	54		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

SECTION E – INSPECTION AND ACCEPTANCE

NOTICE:  The following solicitation provisions and/or contract clauses pertinent to this section are hereby incorporated by reference.

	Regulatory Cite	Title	Date

E-1	52.246 - 5	INSPECTION OF SERVICES-COST-REIMBURSEMENT	APR/1984

E-2  INSPECTION AND ACCEPTANCE OF REPORTS

UNLESS OTHERWISE SPECIFIED BY THE CONTRACTING OFFICER, INSPECTION SHALL BE PERFORMED BY THE CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE, MS. ALFREDA W. TABB AT REDSTONE ARSENAL, ALABAMA. FINAL ACCEPTANCE SHALL BE MADE BY THE CONTRACTING OFFICER UPON COMPLETION OF EACH CLIN, SUBJECT TO THE EXERCISE OF THE RESPECTIVE OPTION CLINS.

*** END OF NARRATIVE E001 ***

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	55		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

SECTION F - DELIVERIES OR PERFORMANCE

	Regulatory Cite	Title	Date
F-1	52.242-15	STOP-WORK ORDER (AUG 1989) – ALTERNATE I	APR/1984

F-2 PERIOD OF PERFORMANCE

A.            CLINS 0001, 0009, 0010 AND 0011 SHALL BE PERFORMED FROM EFFECTIVE DATE OF CONTRACT AWARD THROUGH 31 MARCH 2001.

B.            CLIN 0004 SHALL BE PERFORMED FROM 26 APRIL 2000 THROUGH 31 MARCH 2001.

C.            CLINS 0002, 0003, 0005, 0006, 0007, 0008, 0012 and 0013 SHALL BE PERFORMED FROM EFFECTIVE DATE OF CONTRACT AWARD THROUGH 31 DECEMBER 2000.

D.            CLINS 0014, 0015, 0016, 0017, 0018, 0019, 0020, 0021, 0022, 0023, 0024, 0025, and 0013 SHALL BE PERFORMED FROM 1 JANUARY 2001 THROUGH 31 DECEMBER 2001.

E.             CLINS 0026, 0027, 0028, 0029, 0030, 0031, 0032, 0033, 0034, 0035, 0036, 0037, and 0013 SHALL BE PERFORMED 1 JANUARY 2002 THROUGH 31 DECEMBER 2002.

F.             CLINS 0038, 0039, 0040, 0041, 0042, 0043, 0044, 0045, 0046, 0047, 0048, 0049, and 0013 SHALL BE PERFORMED FROM 1 JANUARY 2003 THROUGH 31 DECEMBER 2003.

G.            CLINS 0050, 0051, 0052, 0053, 0054, 0055, 0056, 0057, 0058, 0059, 0060, 0061, and 0013 SHALL BE PERFORMED FROM 1 JANUARY 2004 THROUGH 31 DECEMBER 2004

H.            IF REQUIRED BY THE CONTRACTING OFFICER, PHASE-IN SHALL BE PERFORMED IN THE FIRST 30 DAYS OF THE CONTRACT.

I.              IF REQUIRED BY THE CONTRACTING OFFICER, PHASE-OUT SHALL BE PERFORMED IN THE LAST 30 DAYS OF THE CONTRACT.

*** END OF NARRATIVE F001 ***

F-3  FOB POINT

REPORTS AND DATA REQUIREMENT PER EXHIBIT “A,” CONTRACT DATA REQUIREMENTS LIST, DD FORM 1423, SHALL BE DELIVERED F.O.B DESTINATION AS STATED HEREIN.

*** END OF NARRATIVE F002***

F-4  LOCATION REQUIREMENT

In addition to maintaining appropriate personnel at the various AFSC sites, the successful offeror shall be required to have an office as specified in Section 3 of Statement of Work, Addenda/Attachment D01 to RFP entitled, “Location Requirement.”

*** END OF NARRATIVE F004 ***

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	56		79
NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

							JOB
LINE	PRON/		OBLG				ORDER	ACCOUNTING	OBLIGATED
ITEM	AMS CD	ACRN	STAT	ACCOUNTING CLASSIFICATION			NUMBER	STATION	AMOUNT

0001AA	D10D0013D1	AA	1	97	X4930AC5FX6X6X18PSM2B30252G	S010210D0013	080S00	W31G3H	*
SM2B3015
0001AB	D10D0013D1	AA	1	97	X4930AC5FX6X6X18PSM2B30252G	S010210D0013	080S00	W31G3H	*
SM2B3015
0001AC	D10D0013D1	AA	1	97	X4930AC5FX6X6X18PSM2B30252G	S010210D0013	080S00	W31G3H	*
SM2B3015
0004AA	D10D0013D1	AA	1	97	X4930AC5FX6X6X18PSM2B30252G	S010210D0013	080S00	W31G3H	*
SM2B3015
0009AA	D10D0013D1	AA	1	97	X4930AC5FX6X6X18PSM2B30252G	S010210D0013	080S00	W31G3H	*
SM2B3015
0010AA	D10D0013D1	AA	1	97	X4930AC5FX6X6X18PSM2B30252G	S010210D0013	080S00	W31G3H	*
SM2B3015
0011AA	D10D0013D1	AA	1	97	X4930AC5FX6X6X18PSM2B30252G	S010210D0013	080S00	W31G3H	*
SM2B3015
								TOTAL	*

SERVICE					ACCOUNTING	OBLIGATED
NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION			STATION	AMOUNT
[ILLEGIBLE]	AA	97	X4930AC5FX6X6X18PSM2B30252G	S010210D0013	W31G3H	*
					TOTAL	*

G-2  INVOICE ROUTING

ALL DOCUMENTS SUBMITTED FOR PAYMENT SHALL REFERENCE THE ACCOUNTING AND APPROPRIATION DATA TO BE PROVIDED AT TIME OF AWARD. THE FINAL INVOICE FOR EACH SLIN, AS APPLICABLE, SHALL GO THROUGH THE ACO FOR APPROVAL.

SUBMIT INVOICES THROUGH CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE FOR SIGNATURE - (Ms. Alfreda W. Tabb) TO THE PAYMENT OFFICE:  DFAS-COLUMBUS CENTER, SOUTH ENTITLEMENT OPERATIONS, P.O. BOX 182264, COLUMBUS, OH 43218-2264.

**THE CONTRACTOR SHALL ENSURE THAT ALL INVOICES/VOUCHERS ARE PREPARED AT THE SUBCONTRACT LINE ITEM (SLIN) AND SO SPECIFY ON ALL INVOICES/VOUCHERS SUBMITTED FOR PAYMENT.  LIKEWISE, THE PAYING OFFICE SHALL ENSURE THAT ALL INVOICES/VOUCHERS ARE DISBURSED AS INDICATED ON THE INVOICES/VOUCHERS.

*** END OF NARRATIVE G001 ***

G-3  COMPLETION NOTICE

UPON COMPLETION OF THE PERIOD OF PERFORMANCE OF EACH SUBCLIN (SLIN) OF THIS CONTRACT, THE CONTRACTOR SHALL NOTIFY THE CONTRACTING OFFICER OF THE COMPLETION IN WRITING. THE NOTIFICATIONS WILL IDENTIFY THE CONTRACT SLIN. THE NOTICES PROVIDED FOR TRAVEL, MATERIAL AND ODC SLINS NEED ONLY IDENTIFY THE GOVERNMENT’S MAXIMUM LIABILITY. THE NOTICES FOR THE LEVEL OF EFFORT SLINS SHALL CONTAIN THE MONETARY AMOUNT INCURRED AND BILLABLE UNDER EACH SLIN, AND THE RESOURCE MIX (LABOR CATEGORIES, RATES, AND QUANTITY OF HOURS, AS APPLICABLE) USED TO COMPLETE THE SLIN.  ALL NOTICES SHALL SPECIFICALLY INCLUDE A STATEMENT AS TO THE MAXIMUM AMOUNT FOR WHICH THE GOVERNMENT SHALL BE LIABLE.

*** END OF NARRATIVE G002 ***

VOUCHER SUPPORT DOCUMENTATION

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

ALL VOUCHERS SUBMITTED FOR PAYMENT UNDER THIS CONTRACT SHALL INCLUDE DOCUMENTATION TO SUPPORT LABOR, TRAVEL, MATERIAL AND OTHER DIRECT COST BILLED.  THIS DOCUMENTATION SHALL BE SUBMITTED TO THE CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE FOR THE PURPOSES OF ASSURING (1) THAT THE WORK, SUPPLIES OR SERVICES BILLED WERE RECEIVED, AND (2) THAT THE AMOUNTS BILLED ARE REASONABLE EXPENDITURES FOR PERFORMANCE OF THE BILLED EFFORT.

*** END OF NARRATIVE G003 ***

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NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

SECTION H - SPECIAL CONTRACT REQUIREMENTS

	Regulatory Cite	Title	Date

H-1	52.242-4702	TECHNICAL LIAISON AND SURVEILLANCE CLAUSE	JUN/1997

Performance by the Contractor of the technical aspects of this contract shall be under the cognizance of the CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE (COTR). All technical liaison with and technical surveillance of the contractor, within the scope of this contract, will be furnished by COTR, or his authorized representative. Communication of technical matters pertaining to this contract shall be directly between the contractor and the U.S. Army Aviation and Missile Command, ATTN: MS. ALFREDA TABB, AMSAM-MMC-AD, Redstone Arsenal, AL, 35898-5249, with a copy of such correspondence to the ACO and PCO.

The above clause in governed by the following:

No change in the scope or within the scope of this contract which would effect a change in any term or provision of this contract shall be made except by modification executed by the Contracting Officer.  The Contractor is responsible to insure that all contractor personnel are knowledgeable and cognizant of this contract provision. Changes to contract effort accepted and performed by contractor personnel outside of the contract without specific authoriztion of the Contracting Officer shall be the responsibility of the Contractor.

H-5  HOURS OF WORK

A. CONTRACTOR PERSONNEL UNDER THIS CONTRACT SHALL BE SUBJECT TO CALL TWENTY-FOUR (24) HOURS PER DAY, SEVEN (7) DAYS PER WEEK. NORMALLY, CONTRACTOR PERSONNEL WILL PERFORM THEIR WORK DURING NORMAL WORKING HOURS ON THE NORMAL WORKING DAYS OBSERVED BY THE INSTALLATION OR ACTIVITY TO WHICH THEY ARE ASSIGNED.

B. THE EXTENDED WORK FOR CONTRACTOR PERSONNEL MUST BE APROVED ON A CASE BY CASE BASIS BY THE COTR AND/OR CONTRACTING OFFICER.

*** END OF NARRATIVE H001 ***

        H-6 LOGISTIC SUPPORT FOR CONTRACTOR EMPLOYEES AND DEPENDENTS (KOREA OPERATIONS, KOREA OPTIONS AND KOREA SURGE OPTIONS, SEE CLINS 0004, 0005, 0006, 0017, 0018, 0019, 0029, 0030, 0031, 0041, 0042, 0043, 0053, 0054, 0055)

1.               LOGISTIC SUPPORT FOR CONTRACTOR EMPLOYEES AND DEPENDANTS WILL BE FURNISHED IN AREAS WHERE SOFA PRIVILEGES ARE AVAILABLE FOR OCONUS SUPPORT OF THIS CONTRACT AS FOLLOWS:

A.           COMMISSARY (INCLUDES RATIONED ITEMS).

B.             AAFES FACILITIES (MILITARY EXCHANGE) (INCLUDES RATIONED ITEMS).

C.             ARMED FORCES RECREATION FACILITIES.

D.            CLASS VI (ALCOHOLIC BEVERAGES, INCLUDES RATIONED ITEMS).

E.              CUSTOMS EXEMPTION.

F.              LEGAL ASSISTANCE.

G.             LOCAL GOVERNMENT TRANSPORTATION FOR OFFICIAL GOVERNMENT BUSINESS (NONTACTICAL VEHICLE).

H.            LOCAL MORALE/WELFARE RECREATION SERVICES.

I.                 MILITARY BANKING FACILITIES.

J.                MILITARY POSTAL SERVICE.

K.            MORTUARY SERVICE - OFFICER OR NCO/EM CLUBS.

L.              POV (PRIVATELY-OWNED VEHICLES).

M.         POV REGISTRATION FOR USAREUR.

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NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

N.            PURCHASE OF POL (PETROLEUM AND OIL PRODUCTS).

O.            TRANSIENT BILLETS.

NOTE: TRANSIENT BILLETS MAY BE AUTHORIZED ON A SPACE-AVAILABLE BASIS AFTER ALL OTHER ELIGIBLE PERSONNEL HAVE BEEN BILLETED.

P.              MESSING FACILITIES AT REMOTE SITES ONLY (REIMBURSABLE).

Q.            ARMY CONTINUING EDUCATION SERVICES.

R.             CREDIT UNION FACILITIES.

S.              DEPENDENT SCHOOLS, ON A SPACE-AVAILABLE, TUITION-PAYING BASIS.

NOTE: DEPENDENT SCHOOLS ARE NOT AUTHORIZED ON A SPACE-REQUIRED BASIS FOR CONTRACTOR PERSONNEL.

T.             MEDICAL/DENTAL SERVICES ON A REIMBURSABLE BASIS: DENTAL CARE, AVAILABLE ONLY FOR EMERGENCY CONDITIONS.  ON A REIMBURSABLE BASIS.

U.            PET/FIREARMS REGISTRATION AND CONTROL.

V.             NATO STATUS OF FORCES AGREEMENT STAMP.

2.   LOGISTIC SUPPORT OF DEPENDENTS IS HEREBY AUTHORIZED UNDER THE RESULTING CONTRACT.

3.   CONTRACT PERSONNEL MUST NOT BE ORDINARILY RESIDENT IN THE HOST COUNTRY, NATIONALS OF NON-NATO COUNTRY OR STATELESS PERSONS. THEY MUST BE ENGAGED FULL TIME IN SUPPORT OF A US FORCES MISSION.

4.   SPECIFIC ATTENTION IS INVITED TO THE FACT THAT QUARTERMASTER LAUNDRY, DRY-CLEANING, AND PERMANENT FAMILY OR BACHELOR GOVERNMENT QUARTERS ARE NOT INCLUDED AS ITEMS OF INDIVIDUAL LOGISTIC SUPPORTS.

5.   LOGISTIC SUPPORT FOR CONTRACTOR EMPLOYEES AND DEFENDENTS FOR OCONUS WILL BE CHARGED ACCORDING TO ANY APPLICABLE STATUS OF FORCES AGREEMENTS (SOFAS), AT THE DISCRETION OF THE HEADQUARTERS. U.S. FORCES KOREA.

*** END OF NARRATIVE H002 ***

H-7  HAZARDOUS DUTY FOR DEPLOYMENT: (THIS APPLIES TO OPTION CLINS 0007, 0008, 0020, 0021, 0032, 0033, 0044, 0045, 0057, 0058, IF EXERCISED)

A.    THE CONTRACT PRICE DOES NOT INCLUDE COSTS FOR PERFORMANCE OF WORK IN THE COUNTRY UNDER CONDITIONS WHICH ADVERSELY AFFECT PERSONAL SECURITY SUCH AS POLITICAL VIOLENCE, TERRORIST ACTIVITY, ARMED CONFLICT, INSURRECTION OR CIVIL AND/OR MILITARY STRIFE. IN THE EVENT THE CONTRACTOR MUST PAY ADDITIONAL COMPENSATION IN ORDER TO RETAIN OR OBTAIN PERSONNEL TO PERFORM UNDER SUCH CONDITIONS, THE CONTRACTOR SHALL BE ENTITLED TO AN EQUITABLE ADJUSTMENT UNDER THIS CONTRACT.  THE CONTRACTOR SHALL FURNISH PROPER DATA TO SUBSTANTIATE ANY ADJUSTMENT IN THE CONTRACT.  THE DETERMINATION AS TO WHETHER SUCH CONDITIONS EXIST WILL BE CONCLUSIVE WHEN U.S. GOVERNMENT PERSONNEL IN THE COUNTRY RECEIVE AN INCREMENT IN THEIR POST DIFFERENTIAL ALLOWANCE (PDA) FOR WORKING UNDER SUCH CONDITIONS; IN THE ABSENCE OF SUCH INCREMENT IN THE PDA, THE QUESTION AS TO WHETHER SUCH CONDITIONS EXIST SHALL BE SUBJECT TO THE REASONABLE DETERMINATION OF THE CONTRACTING OFFICER WHICH WILL TAKE INTO CONSIDERATION OCCURRENCES OF ADVERSE ACTIVITY, AS DEFINED ABOVE, AGAINST U.S. GOVERNMENT OR U.S. CONTRACTOR PERSONNEL IN THE FOREIGN COUNTRY.  FAILURE TO AGREE ON THE AMOUNT OF ANY SUCH ADJUSTMENT SHALL BE A DISPUTE CONCERNING A QUESTION OF FACT WITHIN THE MEANING OF THE CLAUSE ENTITLED “DISPUTES” AS CONTAINED IN THIS CONTRACT.

B.    IF, DUE TO THE CONDITIONS DESCRIBED ABOVE, THE CONTRACTING OFFICER DETERMINES THAT THE CONTRACTOR WAS UNABLE TO OBTAIN OR RETAIN THE SERVICES OF QUALIFIED PERSONNEL TO PERFORM IN FOREIGN COUNTRY, THE CONTRACT SHALL BE EQUITABLY ADJUSTED PROVIDED THE CONTRACTOR SUBMITS SUFFICIENT, VALID, SUPPORTING DATA. FAILURE TO AGREE ON THE TERMS OF ANY CONTRACT ADJUSTMENT SO DETERMINED BY [ILLEGIBLE] CONTRACTING OFFICER, SHALL BE A DISPUTE WITHIN THE MEANING OF THE CLAUSE ENTITLED “DISPUTES” AS CONTAINED IN THIS CONTRACT.

C.    IN NO EVENT SHALL THE CONTRACTOR PERFORM COMBAT RELATED TASKS FOR THE FOREIGN COUNTRY AND SHALL SEEK THE ADVICE OF THE

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NAME OF OFFEROR OR CONTRACTOR:
PARAGON SYSTEMS INC

AMERICAN EMBASSY, WITH RESPECT TO THE CONDUCT AND DISPOSITION OF CONTRACTOR OPERATIONS AND PERSONNEL IF ANY OF THE CONDITIONS DESCRIBED ABOVE OCCUR.

D. NOTHING CONTAINED HEREIN IN THE ABOVE PARAGRAPHS SHALL BE CONSTRUED OR INFERRED TO LIMIT THE GOVERNMENT’S RIGHTS UNDER ANY OTHER PROVISION OF THIS CONTRACT.

IN THE EVENT OF IMMINENT HOSTILITIES OR AN ACTUAL OUTBREAK OF HOSTILITIES, THE SUPPORTED UNIT WILL ISSUE SUPPORTING CONTRACTOR PERSONNEL THE APPROPRIATE PERSONAL PROTECTION EQUIPMENT SUCH AS HELMETS, MOFF SUIT, PROTECTIVE MASK AND FLAK VEST. UNDER NO CIRCUMSTANCES WILL FIREARMS OR AMMUNITION BE ISSUED TO CONTRACTOR PERSONNEL.

*** END OF NARRATIVE H004 ***

H-8  TAXES AND CUSTOMS DUTIES

THE NEGOTIATED PRICE HEREIN INCLUDES NO AMOUNT FOR PAYMENT TO ANY FOREIGN GOVERNMENT FOR ANY TAXES (INCLUDING “INCOME”), IMPORT OR EXPORT DUTIES, LICENSES, EXCISES, IMPORT BONDS, DEPOSITS, OR ANY OTHER IDENTIFIABLE CHARGES. IT IS AGREED THAT THE CONTRACT PRICE SHALL BE EQUITABLY ADJUSTED IN THE EVENT THAT A FOREIGN GOVERNMENT IMPOSES ANY SUCH CHARGES RELATING TO THE PERFORMANCE OF WORK UNDER THIS CONTRACT.

*** END OF NARRATIVE H005 ***

H-9  TRAVEL EXPENSES

A.    THE CONTRACTOR SHALL PROVIDE SUPPORT PERSONNEL TO PERFORM TEMPORARY DUTY (TDY) TO VARIOUS CONUS/OCONUS LOCATIONS; SOW, ATTACHMENT/ADDENDA 001, SECTION 2(7), EXCEPT AS MAY BE REQUIRED TO PERFORM MANAGEMENT AND OVERSIGHT OF THE CONTRACTOR’S AFSC CDA ACTIVITIES, CONTRACTOR TRAVEL WILL BE DETERMINED BY THE U.S. GOVERNMENT. ALL TRAVEL WILL BE FUNDED ON A REIMBURSABLE BASIS, AND FEE IS NOT APPLIABLE. COMMUTING EXPENSES TO PRINCIPAL PLACE OF WORK SHALL NOT BE AN ALLOWABLE CHARGE UNDER THIS CONTRACT. TRANSPORTATION COSTS BETWEEN THE LOCAL CONTRACTOR FACILITY AND REDSTONE ARSENAL, AND RELOCATION COST OF CONTRACTOR OR SUBCONTRACTOR PERSONNEL (IF REQUIRED) SHALL BE BILLED IN ACCORDANCE WITH THE CONTRACTOR’S ACCOUNTING SYSTEM (SEE FAR 31.205-35).

B.    REIMBURSEMENT FOR COST OF LODGING, MEALS, AND RELATED EXPENSES FOR CONTRACTOR AND SUBCONTRACTOR PERSONNEL SHALL BE ALLOWABLE ONLY TO THE EXTENT THAT THEY DO NOT EXCEED THE RATES AND AMOUNTS SET FORTH FOR GOVERNMENT EMPLOYEES IN THE JOINT TRAVEL REGULATIONS (JTR).

*** END OF NARRATIVE H006 ***

H-10        CHANGES TO CONTRACTING TEAM

ANY CHANGES TO THE ORIGINALLY PROPOSED AND EVALUATED CONTRACTING TEAM (PRIME AND SUBCONTRACTORS) MUST BE REVIEWED AND TECHNICALLY APPROVED BY THE CONTRACTING OFFICER.

*** END OF NARRATIVE H007 ***

H-11        EXERCISE OF OPTIONS

THE OPTION CLINS FOR EACH RESPECTIVE YEAR FOR SURGE, DEPLOYMENT, MOBILIZATION AND DEMOBILIZATION, ARE IDENTIFIED ON THE SCHEDULE PAGES AND ARE LISTED BELOW. THE OPTIONS MAY BE INCREMENTALLY EXERCISED ONE OR MORE TIMES UNDER THE CONTRACT AT THE RATES ESTABLISHED THEREUNDER. THE LABOR HOURS ASSOCIATED WITH PREPARATION OF DATA ITEMS PER THE CONTRACT DATA REQUIREMENTS LIST (DD FORM 1423) SHALL BE INCLUDED IN THE APPLICABLE OPTION CLIN (i.e., SURGE, DEPLOYMENT AND MOB/DEMOB) SINCE DATA ITEMS ARE NOT SEPARATELY PRICED. CLINS FOR TRAVEL, MATERIAL, AND OTHER DIRECT COST FOR EACH RESPECTIVE YEAR SHALL BE FUNDED AS DETERMINED BY THE GOVERNMENT.

A.    CLINS 0002, 0003, 0005, 0006, 0007, 0008 AND 0012 MAY EB EXERCISED ONE OR MORE TIMES FROM EFFECTIVE DATE OF CONTRACT AWARD THROUGH 31 DECEMBER 2000.

B.    CLINS 0014, 0015, 0016, 0017, 0018, 0019, 0020, 0021, 0022, 0023, 0024 AND 0025 MAY BE EXERCISED ONE OR MORE TIMES FROM 1 JANUARY 2001 THROUGH 31 DECEMBER 2001.

C.    CLINS 0026, 0027, 0028, 0029, 0030, 0031, 0032, 0033, 0034, 0035, 0036 AND 0037 MAY BE EXERCISED ONE OR MORE TIMES FROM 1

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NAME OF OFFEROR OR CONTRACTOR
PARAGON SYSTEMS INC

JANUARY 2002 THROUGH 31 DECEMBER 2002.

D.            CLINS 0038, 0039, 0040, 0041, 0042, 0043, 0044, 0046, 0047, 0048 AND 0049 MAY BE EXERCISED ONE OR MORE TIMES FROM 1 JANUARY 2003 THROUGH 31 DECEMBER 2003.

E.             CLINS 0050, 0051, 0052, 0053, 0054, 0055, 0056, 0057, 0058, 0059, 0060 AND 0061 MAY BE EXERCISED ONE OR MORE TIMES FROM 1 JANUARY 2004 THROUGH 31 DECEMBER 2004.

*** END OF NARRATIVE H008 ***

H-12        RELEASE OF DOCUMENTS GENERATED BY THE RESULTING CONTRACT

The controlling authority for release of documents produced by this contract (beyond the distribution required by the contract) is the contracting officer’s technical representative. Office symbol ANSAM-MMC-AD.

*** END OF NARRATIVE H009 ***

H-13        GOVERNMENT FURNISHED PROPERTY

IT IS ANTICIPATED THAT THE GOVERNMENT FURNISHED EQUIPMENT (GFE) AND GOVERNMENT FURNISHED FACILITIES LISTED AT SECTIONS 7 AND 14 OF THE SOW, ATTACHMENT/ADDENDA 001, WILL BE PROVIDED TO THE CONTRACTOR FOR PERFORMANCE UNDER THIS EFFORT. IF THE U.S. GOVERNMENT CANNOT PROVIDE SUITABLE FACILITIES, THE CONTRACTOR WILL BE AUTHORIZED TO LEASE A COMMERCIAL FACILITY ON A COST REIMBURSABLE BASIS. APPROVAL WILL BE PROVIDED BY THE CONTRACTING OFFICER THRU THE CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE. THE GOVERNMENT WILL PROVIDE SUFFICIENT QUANTITIES OF GFE STATED IN SECTION 14 OF THE SOW, DEPENDENT ON THE NUMBER OF SYSTEMS AND THE DENSITY OF THOSE SYSTEMS AT EACH AFSC CDA.

*** END OF NARRATIVE H012 ***

H-14        PAST PERFORMANCE ASSESSMENT

CONTRACT PERFORMANCE UNDER THIS CONTRACT WILL BE ASSESSED ANNUALLY BY COMPLETION OF INTERIM PERFORMANCE ASSESSMENT REPORTS (PARs). A FINAL PAR WILL BE PERFORMED UPON COMPLETION OF CONTRACT PERFORMANCE. THE INTEGRATED MATERIAL MANAGEMENT CENTER (IMMC). THE CONTRACT ADMINISTRATION OFFICE, OR ANY OTHER GOVERNMENT SOURCE DEEMED APPROPRIATE BY THE CONTRACTING OFFICER (CO) WILL PROVIDE TO THE CO INFORMATION RELATIVE TO THE CONTRACTOR’S PERFORMANCE IN THE FOLLOWING AREAS: QUALITY OF PRODUCT OR SERVICE; COST CONTROL; TIMELINESS OF PERFORMANCE/DELIVERY; BUSINESS RELATIONS/CUSTOMER SATISFACTION (REQUIRING ACTIVITY) AND BUSINESS RELATIONS/CUSTOMER SATISFACTION (CONTRACTING OFFICE), AND MANAGEMENT OF KEY PERSONNEL. THE ASSESSMENT/REVIEW WILL BE ACCOMPLISHED BY COMPLETING AND INCORPORATING PARs INTO THE CURRENT ARMY’S PAST PERFORMANCE INFORMATION MANAGEMENT SYSTEM. THE COMPLETED EVALUATION SHALL NOT BE RELEASED TO OTHER THAN GOVERNMENT PERSONNEL AND THE CONTRACTOR WHOSE PERFORMANCE IS BEING EVALUATED IN ACCORDANCE WITH PAR 42.1502.

*** END OF NARRATIVE H014 ***

H-15        SECURITY REQUIREMENTS

THE CONTRACTOR SHALL MAINTAIN SECURITY REQUIREMENTS FOR THIS CONTRACT AS SPECIFIED IN SECTION 2, PARAGRAPHS 17 AND 18 AND SECTION 12 OF THE SOW, ADDENDA/ATTACHMENT 001 TO THE RFP.

*** END OF NARRATIVE H016 ***

H-16        KEY PERSONNEL

THE SUCCESS OF THE CONTRACT IS LARGELY DEPENDENT ON THE QUALIFICATION/EXPERIENCE OF THE KEY PERSONNEL IDENTIFIED AT APPENDIX III TO THE SOW, “RECOMMENDED LABOR CATEGORIES AND QUALIFICATIONS”, RESUMES FOR REPLACEMENT OF KEY PERSONNEL SHALL BE MADE AVAILABLE TO THE CONTRACTING OFFICER IF, AND WHEN, REQUESTED. RESUMES SHALL BE MAINTAINED IN THE FOLLOWING FORMAT:

A.           NAME

B.             POSITION AND SECURITY CLEARANCE STATUS

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NAME OF OFFEROR OR CONTRACTOR
PARAGON SYSTEMS INC

C.     EDUCATION/DEGREE ATTAINED

D.     EXPERIENCE - DETAILS AS TO DATE (MONTH AND YEAR)/POSITIONS HELD/RESPONSIBILITIES (WITH MOST RECENT EXPERIENCE LISTED FIRST) DIRECTLY RELATED TO THE SPECIFIC TIME AND TYPES OF EXPERIENCE CALLED OUT IN APPENDIX III TO THE SOW. EXPERIENCE UNRELATED TO THE EMPLOYEE QUALIFICATIONS AND SCOPE OF WORK RELATED FIELD SPECIFIED IN THIS CONTRACT SHOULD NOT BE INCLUDED.

*** END OF NARRATIVE H017 ***

H-17        INVITED CONTRACTOR OR TECHNICAL REPRESENTATIVE STATUS REPUBLIC OF KOREA

A.            INVITED CONTRACTOR OR TECHNICAL REPRESENTATIVE STATUS UNDER THS U.S.-REPUBLIC OF KOREA (ROK) STATUS OF FORCES AGREEMENT (SOFA) IS SUBJECT TO THE WRITTEN APPROVAL OF HEADQUARTERS U.S. FORCES KOREA (HQ USFK). ARMY CHIEF OF STAFF, ACQUISITION MANAGEMENT.

B.            THE CONTRACTING OFFICER WILL COORDINATE WITH HQ USFK, ARMY CHIEF OF STAFF, ACQUISITION MANAGEMENT, IN ACCORDANCE WITH DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT (DFARs). SUBPART 225.77, AND USFK REGULATION 700-19. THE ARMY CHIEF OF STAFF. ACQUISITION MANAGEMENT, WILL DETERMINE THE APPROPRIATE CONTRACTOR STATUS UNDER THE SOFA AND NOTIFY THE CONTRACTING OFFICER OF THE DETERMINATION.

C.            SUBJECT TO THE ABOVE APPROVAL, THE CONTRACTOR, INCLUDING THEIR EMPLOYEES AND LAWFUL DEPENDENTS, MAY BE ACCORDED SUCH PRIVILEGES AND EXEMPTIONS AS SPECIFIED IN THE US-ROK SOFA, AND IMPLEMENTED PER USFK REGULATION 700-10, SUBJECT TO THE CONDITIONS AND LIMITATIONS IMPOSED BY THE SOFA AND THIS REGULATION. THOSE PRIVILEGES AND EXEMPTIONS MAY BE FURNISHED DURING THE PERFORMANCE PERIOD OF THE CONTRACT. SUBJECT TO THEIR AVAILABILITY AND PROVIDED THE INVITED CONTRACTOR OR TECHNICAL REPRESENTATIVE STATUS IS NOT WITHDRAWN BY USFK.

D.            THE CONTRACTOR OFFICIALS AND EMPLOYEES PERFORMING UNDER THIS CONTRACT COLLECTIVELY AND SEPARATELY WARRANT THAT THEY ARE NOT NOW PERFORMING, NOR WILL PERFORM DURING THE PERIOD OF THIS CONTRACT, ANY CONTRACT SERVICES OR OTHERWISE ENGAGE IN BUSINESS ACTIVITIES IN THE ROK OTHER THAN THOSE PERTAINING TO THE U.S. ARMED FORCES.

E.             DURING PERFORMANCE OF THE WORK IN THE ROK REQUIRED BY THIS CONTRACT, THE CONTRACTOR WILL BE GOVERNED BY USFK REGULATIONS PERTAINING TO THE DIRECT HIRING AND THE PERSONNEL ADMINISTRATION OF KOREAN NATIONAL EMPLOYEES.

F.             THE AUTHORITIES OF THE ROK WILL HAVE THE RIGHT TO EXERCISE JURISDICTION OVER INVITED CONTRACTORS AND TECHNICAL REPRESENTATIVES, INCLUDING OFFICIALS AND EMPLOYEES AND THEIR DEPENDENTS, FOR OFFENSES COMMITTED IN THE ROK AND PUNISHABLE BY THE LAWS OF THE ROK. IN RECOGNITION OF THE ROLE OF SUCH PERSONS IN THE DEFENSE OF THE ROK, THEY WILL BE SUBJECT TO THE PROVISIONS OF ARTICLE XXII, US-ROK SOFA, RELATED AGREED MINUTES AND UNDERSTANDINGS ON IMPLEMENATATION. IN THOSE CASES IN WHICH THE AUTHORITIES OF THE ROK DECIDE NOT TO EXERCISE JURISDICTION, THEY SHALL NOTIFY THE US MILITARY AUTHORITIES AS SOON AS POSSIBLE. ON SUCH NOTIFICATION, THE MILITARY AUTHORITIES WILL HAVE THE RIGHT TO EXERCISE SUCH JURISDICTION OVER THE PERSONS REFERRED TO, AS IS CONFERRED ON THEM BY THE LAWS OF THE UNITED STATES.

G.            INVITED CONTRACTROS AND TECHNICAL REPRESENTATIVES AGREE TO COOPERATE FULLY WITH THE USFK SPONSORING AGENCY AND RESPONSIBLE OFFICER ON ALL MATTERS PERTAINING TO LOGISTIC SUPPORT. IN PARTICULAR, CONTRACTORS WILL PROVIDE PROMPT AND ACCURATE REPORTING OF CHANGES IN EMPLOYEE STATUS AS REQUIRED BY THIS REGULATION TO THE ASSIGNED SPONSORING AGENCY, EXCEPT FOR CONTRACTOR AIR CREWS FLYING MILITARY AIRLIFT COMMAND MISSIONS, ALL US CONTRACTORS PERFORMING WORK ON UNITED STATES AIR FORCE CLASSIFIED CONTRACTS WILL REPORT TO THE NEAREST SECURITY POLICE INFORMATION SECURITY SECTION FOR THE GEOGRAPHICAL AREA WHERE THE CONTRACT IS TO BE PERFORMED.

H.            INVITED CONTRACTOR AND TECHNICAL REPRESENTATIVE STATUS WILL BE WITHDRAWN BY USFK ON —

(1)           COMPLETION OR TERMINATION OF THE CONTRACT.

(2)           PROOF THAT THE CONTRACTOR OR EMPLOYEES ARE ENGAGED IN BUSINESS ACTIVITIES IN THE ROK OTHER THAN THOSE PERTAINING TO US ARMED FORCES.

(3)           PROOF THAT THE CONTRACTOR OR EMPLOYEES ARE ENGAGED IN PRACTICES ILLEGAL IN THE ROK OR ARE VIOLATING USFK REGULATIONS.

I.              IT IS AGREED THAT THE WITHDRAWAL OF THE INVITED CONTRACTOR OR TECHNICAL REPRESENTATIVE STATUS OR ANY OF THE PRIVILEGES ASSOCIATED THEREWITH BY THE US GOVERNMENT, WILL NOT CONSTITUTE GROUNDS FOR EXCUSABLE DELAY BY THE CONTRACTOR IN THE PERFORMANCE OF THE CONTRACT, NOR WILL IT JUSIFY OR EXCUSE THE CONTRACTOR DEFAULTING THE PERFORMANCE OF THIS CONTRACT; AND SUCH WITHDRAWAL WILL NOT SERVE AS A BASIS FOR THE FILING OF ANY CLAIMS AGAINST THE US GOVERNMENT IF THE WITHDRAWAL IS MADE FOR THE

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NAME OF OFFEROR OR CONTRACTOR
PARAGON SYSTEMS INC

REASONS STATED IN SUBPARAGRAPH H ABOVE, UNDER NO CIRCUMSTANCES WILL THE WITHDRAWAL OF SUCH STATUS OR PRIVILEGES BE CONSIDERED OR CONSTRUED AS A BREACH OF CONTRACT BY THE US GOVERNMENT. THE DETERMINATION TO WITHDRAW SOFA STATUS AND PRIVILEGES BY USFK SHALL BE FINAL AND BINDING ON THE PARTIES UNLESS IT IS PATENTLY ARBITRARY, CAPRICIOUS, AND LACKING IN GOOD FAITH.

*** END OF NARRATIVE H018 ***

H-19        NFORMATION ON TECHNICAL EXPERT STATUS ACCREDITATION (TESA) (APPLICABLE TO THE FOLLOWING OPTION CLINS 0005AB, 0018AB, 0030AB, 0042AB, 0054AB)

IF THE OPTION CLINS LISTED ABOVE ARE EXERCISED, THIS CONTRACT MAY REQUIRE UTILIZATION BY THE CONTRACTOR OF A TECHNICAL EXPERT (TE) EMPLOYEE IN GERMANY. THE DEPARTMENT OF DEFENSE MUST OBTAIN APPROVAL BY GERMAN AUTHORITIES TO ESTABLISH THIS CONTRACT POSITION. IF THESE OPTIONS ARE EXERCISED, THE POSITION SPECIFIED BELOW SHALL REQUIRE APPROVAL.

VELOCITY MANAGEMENT ANALYST

IN THE EVENT THAT, FOLLOWING EXERCISE OF SUCH OPTIONS, THIS POSITION IS DISAPROVED, THE GOVERNMENT AND THE CONTRACTOR SHALL NEGOTIATE AND EQUITABLE ADJUSTMENT IN THE CONTRACT PRICE OR ESTIMATED COST/FEE.

*** END OF NARRATIVE H020 ***

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	64		79
NAME OF OFFEROR OR CONTRACTOR
PARAGON SYSTEMS INC

SECTION I – CONTRACT CLAUSES

NOTICE: The following solicitation provisions and/or contract clauses pertinent to this section are hereby incorporated by reference.

	Regulatory Cite	Title	Date
I-1	52.202-1	DEFINITIONS	OCT/1995
I-2	52.203-3	GRATUITIES	APR/1984
I-3	52.203-5	COVENANT AGAINST CONTINGENT FEES	APR/1984
I-4	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	JUL/1995
I-5	52.203-7	ANTI-KICKBACK PROCEDURES	JUL/1995
I-6	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-7	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	JUN/1997
I-8	52.204-2	SECURITY REQUIREMENTS	AUG/1996
I-9	52.204-4	PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER	JUN/1996
I-10	52.209-6	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT	JUL/1995
I-11	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	SEP/1990
I-12	52.215-2	AUDIT AND RECORDS - NEGOTIATION	JUN/1999
I-13	52.215-8	ORDER OF PRECEDENCE - UNIFORM CONTRACT FORMAT	OCT/1997
I-14	52.215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA	OCT/1997
I-15	52.215-12	SUBCONTRACTOR COST OR PRICING DATA	OCT/1997
I-16	52.215-14	INTEGRITY OF UNIT PRICES	OCT/1997
I-17	52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	DEC/1998
I-18	52.215-17	WAIVERS OF FACILITIES CAPITAL COST OF MONEY	OCT/1997
I-19	52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS	OCT/1997
I-20	52.215-19	NOTIFICATION OF OWNERSHIP CHANGES	OCT/1997
I-21	52.216-7	ALLOWABLE COST AND PAYMENT	APR/1998
I-22	52.216-8	FIXED FEE	MAR/1997
I-23	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	OCT/1999
I-24	52.219-14	LIMITATIONS ON SUBCONTRACTING	DEC/1996
I-25	52.222-3	CONVICT LABOR	AUG/1996
I-26	52.222-4	CONTRACT WORK HOURS AND SAFETY STANDARDS ACT - OVERTIME COMPENSATION	JUL/1995
I-27	52.222-26	EQUAL OPPORTUNITY	FEB/1999
I-28	52.222-29	NOTIFICATION OF VISA DENIAL	FEB/1999
I-29	52.222-35	AFFIRMATIVE ACTION FOR DISABLED VETERANS AND VETERANS OF THE VIETNAM ERA	APR/1998
I-30	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	JUN/1998
I-31	52.222-37	EMPLOYMENT REPORTS ON DISABLED VETERANS AND VETERANS OF THE VIETNAM ERA	JAN/1999
I-32	52.222-41	SERVICE CONTRACT ACT OF 1965 AS AMENDED	MAY/1989
I-33	52.223-5	POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION	APR/1998
I-34	52.223-6	DRUG-FREE WORKPLACE	JAN/1997
I-35	52.223-14	TOXIC CHEMICAL RELEASE REPORTING	OCT/1996
I-36	52.225-11	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES	AUG/1998
I-37	52.227-1	AUTHORIZATION AND CONSENT	JUL/1995
I-38	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	AUG/1996
I-39	52.228-7	INSURANCE - LIABILITY TO THIRD PERSONS	MAR/1996
I-40	52.232-9	LIMITATION ON WITHOLDING OF PAYMENTS	APR/1984
I-41	52.232-17	INTEREST	JUN/1996
I-42	52.232-20	LIMITATION OF COST	APR/1984
I-43	52.232-22	LIMITATION OF FUNDS	APR/1984
I-44	52.232-23	ASSIGNMENT OF CLAIMS (JAN 86) - ALT I	APR/1984
I-45	52.232-25	PROMPT PAYMENT	JUN/1997
I-46	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL CONTRACTOR REGISTRATION	MAY/1999
I-47	52.233-1	DISPUTES	DEC/1998
I-48	52.233-3	PROTEST AFTER AWARD (AUG 96) - ALTERNATE I	JUN/1985
I-49	52.237-2	PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT, AND VEGETATION	APR/1984
I-50	52.237-3	CONTINUITY OF SERVICES	JAN/1991
I-51	52.242-1	NOTICE OF INTENT TO DISALLOW COSTS	APR/1984
I-52	52.242-13	BANKRUPTCY	JUL/1995
I-53	52.243-2	CHANGES - COST-REIMBURSEMENT (1987 AUG) - ALTERNATE I	APR/1984

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	65		79
NAME OF OFFEROR OR CONTRACTOR
PARAGON SYSTEMS INC

	Regulatory Cite	Title	Date
I-54	52.243-3	CHANCES - TIME-AND-MATERIALS OR LABOR-HOURS	AUG/1987
I-55	52.246-25	LIMITATION OF LIABILITY - SERVICES	FEB/1997
I-56	52.249-6	TERMINATION (COST-REIMBURSEMENT)	SEP/1996
I-57	52.249-14	EXCUSABLE DELAYS	APR/1984
I-58	52.253-1	COMPUTER GENERATED FORMS	JAN/1991
I-59	52.203-8	CANCELLATION, RECISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-60	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-RELATED FELONIES	MAR/1999
I-61	252.203-7002	DISPLAY OF DOD HOTLINE POSTER	DEC/1991
I-62	252.204-7000	DISCLOSURE OF INFORMATION	DEC/1991
I-63	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
I-64	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
I-65	252.209-7000	ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY	NOV/1995
I-66	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY	MAR/1998
I-67	252.215-7002	COST ESTIMATING SYSTEM REQUIREMENTS	OCT/1998
I-68	252.222-7002	COMPLIANCE WITH LOCAL LABOR LAWS (OVERSEAS)	JUN/1997
I-69	252.223-7004	DRUG-FREE WORK FORCE	SEP/1988
I-70	252.223-7006	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS (APR 1993) - ALTERNATE I	NOV/1995
I-71	252.225-7001	BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM	MAR/1998
I-72	252.225-7002	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS	DEC/1991
I-73	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES	MAY/1999
I-74	252.225-7026	REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES	MAR/1998
I-75	252.225-7031	SECONDARY ARAB BOYCOTT OF ISRAEL	JUN/1992
I-76	252.225-7041	CORRESPONDENCE IN ENGLISH	JUN/1997
I-77	252.225-7042	AUTHORIZATION TO PERFORM	JUN/1997
I-78	252.231-7000	SUPPLEMENTAL COST PRINCIPLES	DEC/1991
I-79	252.242-7000	POSTAWARD CONFERENCE	DEC/1991
I-80	252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT	MAR/1998
I-81	252.245-7001	REPORTS OF GOVERNMENT PROPERTY	MAY/1994
I-82	252.248-7000	PREPARATION OF VALUE ENGINEERING CHANGES PROPOSALS	MAY/1994
I-83	52.222-2	PAYMENT FOR OVERTIME PREMIUMS	JUL/1990

* Insert 5 percent in the blank in paragraph(a) within the above referenced clause.

I-84	52.222-47	SERVICE CONTRACT ACT (SCA) - MINIMUM WAGES AND FRINGE BENEFITS APPLICABLE TO SUCCESSOR CONTRACT PURSUANT TO PREDECESSOR CONTRACTOR COLLECTIVE BARGAINING AGREEMENTS (CBA)	MAY/1989

* Insert Paragon Systems Incorporated in the first blank and Paragon Systems Incorporated UNION (if applicable) in the second blank within the above referenced clause.

I-85	52.229-8	TAXES - FOREIGN COST-REIMBURSEMENT CONTRACTS	MAR/1990

* Insert KOREA in the first blank and KOREA in the second blank within the above referenced clause.

I-86	52.243-7	NOTIFICATION OF CHANGES	APR/1984

* Insert 30 in the blank of paragraph b and 60 in paragraph d.

I-87	52.222-42	STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES	MAY/1984

In compliance with the Service Contract Act of 1965, as amended, and the regulations of the Secretary of Labor (29 CFR Part 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and [illegible] benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5??2.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	66		79
NAME OF OFFEROR OR CONTRACTOR
PARAGON SYSTEMS INC

EMPLOYEE CLASS	MONETARY WAGE	FRINGE BENEFITS

TASK MANAGER	*	*
LOGISTICS ANALYST	*	*
VELOCITY MANAGEMENT ANALYST	*	*
VELOCITY MANAGEMENT TECHNICIAN	*	*
SENIOR GRAPHICS ILLUSTRATOR	*	*
SENIOR ADMIN ASSISTANT	*	*
ADMIN ASSISTANT	*	*

(End of provision)

I-88	52.244-2	SUBCONTRACTS (AUG 98) - ALTERNATE I	AUG/1998

(a)           Definitions. As used in this clause —

“Approved purchasing system” means a Contractor’s purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

“Consent to subcontract” means the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.

“Subcontract” means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b)           This clause does not apply to subcontracts for special test equipment when the contract contains the clause at FAR 52.245-18, Special Test Equipment.

(c)           When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (d) or (e) of this clause.

(d)           If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that —

(1)   Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2)   Is fixed-price and exceeds —

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii)           For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(e)           If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:

NOT APPLICABLE

(f)            (i) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification [ILLEGIBLE] of for which consent is required under paragraph (c), (d), or (e) of this clause, including the following information:

(i)            A description of the supplies or services to be subcontracted.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	67		79
NAME OF OFFEROR OR CONTRACTOR
PARAGON SYSTEMS INC

(ii)           Identification of the type of subcontract to be used.

(iii)          Identification of the proposed subcontractor.

(iv)          The proposed subcontract price.

(v)           The subcontractor’s current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi)          The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii)         A negotiation memeorandum reflecting —

(A)          The principal elements of the subcontract price negotiations;

(B)           The most significant considerations controlling establishment of initial or revised prices;

(C)           The reason cost or pricing data were or were not required;

(D)          The extent, if any, to which the Contractor did not rely on the subcontractor’s cost or pricing data in determining the price objective and in negotiating the final price;

(E)           The extent to which it was recognized in the negotiation that the subcontractor’s cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F)           The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and

(G)           A complete explanation of the incentive fee or profit plan when incentives are used. The explanation will identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2)   If the Contractor has an approved purchasing system and consent is not required under paragraph (c), (d), or (e) of this clause, the Contractor nevertheless shall notify the Contracting Officer reasonably in advance of entering into any (i) cost-plus-fixed-fee subcontract, or (ii) fixed-price subcontract that exceeds the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of this contract. The notification shall include the information required by paragraph (f) (1) (i) through (f)(1)(iv) of this clause.

(g)           Unless the consent or approval specifically provides otherwise, neither consent by the Contracting officer to any subcontract nor approval of the Contractor’s purchasing system shall constitute a determination —

(1)     Of the acceptability of any subcontract terms or conditions;

(2)     Of the allowability of any cost under this contract; or

(3)     To relieve the Contractor of any responsibility for performing this contract.

(h)           No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontract shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(i)            The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(j)            The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR subpart 44.3.

(k)           Paragraphs (d) and (f) of this clause do not apply to the following subcontracts, which were evaluated during [ILLEGIBLE]:

NOT APPLICABLE

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	68		79
NAME OF OFFEROR OR CONTRACTOR
PARAGON SYSTEMS INC

(End of clause)

I-89	252.219-7009	SECTION 8(a) DIRECT AWARD	JUN/1998

(a)           This contract is issued as a direct award between the contracting office and the 8(a) Contractor pursuant to the Memorandum of Understanding dated May 6, 1998, between the Small Business Administration (SBA) and the Department of Defense. Accordingly, the SBA is not a party to this contract. SBA does retain responsibility for 8(a) certification, for 8(a) eligibility determinations and related issues, and for providing counseling and assistance to the 8(a) Contractor under the 8(a) Program. The cognizant SBA district office is:

U.S. SMALL BUSINESS ADMINISTRATION

2121 8TH AVENUE NORTH

SUITE 200

BIRMINGHAM, AL 35203-2398

(b)           The contracting office is responsible for administering the contract and for taking any action on behalf of the Government under the terms and conditions of the contract, provided that the contracting office shall give advance notice to the SBA before it issues a final notice terminating performance, either in whole or in part, under the contract. The contracting office also shall coordinate with the SBA prior to processing any novation agreement. The contracting office may assign contract administration functions to a contract administration office.

(c)           The Contractor agree that —

(1)           It will notify the Contracting Officer, simultaneous with its notification to the SBA (as required by SBA’s 8(a) regulations at 13 CFR 124.308), when the owner or owners upon whom 8(a) eligibility is based plan to relinquish ownership or control of the concern. Consistent with Section 407 of Pub. L. 100-656, transfer of ownership or control shall result in termination of the contract for convenience, unless the SBA waives the requirement for termination prior to the actual [ILLEGIBLE]inguishing of ownership and control; and

(2)           It will not subcontract the performance of any of the requirements of this contract without the prior written approval of the SBA and the Contracting Officer.

(End of clause)

I-90	52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA - MODIFICATIONS	OCT/1997

(a)           Exceptions from cost or pricing data.

(1)       In lieu of submitting cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth at FAR 15.403-4 on the date of the agreement on price or the date of the award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in the following subparagraphs. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable—

(i)    Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

(ii)   Information on modifications of contracts or subcontracts for commercial items.   (A) If—

(1)           The original contract or subcontract was granted an exception from cost or pricing data requirements because the price agreed upon was based on adequate price competition, or prices set by law or regulation, or was a contract or subcontract for the acquisition of a commercial item, and

(2)           The modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the acquisition of a commercial item to a contract or subcontract for the acquisition of an item other than a commercial item.

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	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	69		79
NAME OF OFFEROR OR CONTRACTOR
PARAGON SYSTEMS INC

(B)   For a commercial item exception, the Contractor shall provide, at a minimum, information on prices at which the same item or similar items have previously been sold that is adequate for evaluating the reasonableness of the price of the modification.  Such information may include:

(1)           For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted.  Provide a copy or describe current discount policies and price lists (published or unpublished).  e.g., wholesale, original equipment manufacturer, or reseller.  Also explain the basis of each offered prices and its relationship to the established catalog price, including how the proposed price relates to the price of recent sales in quantities similar to the proposed quantities.

(2)           For market-priced items, the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts.  In addition, describe the nature of the market.

(3)           For items included on an active Federal Supply Service Multiple Award Schedule contract, proof that an exception has been granted for the schedule item.

(2)       The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price.  For items priced using catalog or market prices, or law or regulation, access does not extend to cost or profit information or other data relevant solely to the Contractor’s determination of the prices to be offered in the catalog or marketplace.

(b)           Requirements for cost or pricing data.  If the Contractor is not granted an exception from the requirements to submit cost or pricing data, the following applies:

(1)             The Contractor shall submit cost or pricing data and supporting attachments in accordance with Table 15-2 of FAR 15.408.

(2)             As soon as practicable after agreement on price, but before award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, as prescribed in FAR 15.406-2.

(End of Provision)

I-91	52.222-21	PROHIBITION OF SEGREGATED FACILITIES	FEB/1999

(a)           “Segregated facilities,” as used in this clause, means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, sex or national origin because of written or oral policies, or employee custom.  The term does not include separate or single-user rest rooms and necessary dressing or sleeping areas, which shall be provided to assure privacy between the sexes.

(b)           The Contractor agrees that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained.  The Contractor agrees that a breach of this clause is a violation of the Equal Opportunity clause in this contract.

(c)           The Contractor shall include this clause in every subcontract that contains the clause of this contract entitled “Equal Opportunity.”

(End of clause)

I-92	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS	OCT/1998

(a)           Definition.

“Commercial item”, as used in this clause, has the meaning contained in the clause at 52.202-1, Definitions.

“Subcontract”, as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED		PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057	MOD/AMD	70		79
NAME OF OFFEROR OR CONTRACTOR
PARAGON SYSTEMS INC

(b)           To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplies under this contract.

(c)   Notwithstanding any other clause of this contract, the Contractor is not required to include any FAR provision or clause, other than those listed below to the extent they are applicable and as may be required to establish the reasonableness of prices under Part 15, in a subcontract at any tier for commercial items or commercial components:

(1)           52.222-26, Equal Opportunity (E.O. 11246);

(2)           52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212 (a));

(3)           52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C. 793); and

(4)           52, 247-64, Preference for Privately-Owned U.S. Flagged Commercial Vessels (46 U.S.C. 124) (flow down not required for subcontracts awarded beginning May 1, 1996).

(d)           The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

(End of Clause)

I-93	52.245-5	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS) (DEV 99-00008)	JAN/1986

(a)           Government-furnished property.

(1)           The term “Contractor’s managerial personnel,” as used in paragraph (g) of this clause, means any of the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of —

(i)            All or substantially all of the Contractor’s business;

(ii)           All or substantially all of the Contractor’s operation at any one plant, or separate location at which the contract is being performed; or

(iii)          A separate and complete major industrial operation connected with performing this contract.

(2)           The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications, together with such related data and information as the Contractor may request and as may be reasonably required for the intended use of the property (hereinafter referred to as “Government-furnished property”).

(3)           The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract’s delivery or performance dates.

(4)           If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either effect repairs or modification or return or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

(5)           If Government-furnished property is not delivered to the Contractor by the required time or times, the Contracting Officer shall, upon the Contractor’s timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(b)           Changes in Government-furnished property. (1) The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract or (ii) substitute other Government-furnished Property for the property to be provided by the Government or to be acquired by the Contractor for the Government under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment,

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	PIIN/SIIN DAAH01-00-C-0057 MOD/AMD	71		79
NAME OF OFFEROR OR CONTRACTOR
PARAGON SYSTEMS INC

disposal of the property covered by this notice.

(2)           Upon the Contractor’s written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make such property available for performing this contract and there is any —

(i)            Decrease of substitution in this property pursuant to subparagraph (b) (i) above; or

(ii)           Withdrawal of authority to use property, if provided under any other contract or lease.

(c)           Title.       (1)           The Government shall retain title to all Government-furnished property.

(2)           Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor’s delivery of such property.

(3)           Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon —

(i)            Issuance of the property for use in contract performance;

(ii)           Commencement of processing of the property for use in contract performance; or

(iii)          Reimbursement of the cost of the property by the Government, whichever occurs first.

(4)           All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(d)           Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.

(e)           Property administration. (1) The Contractor shall be responsible and accountable for all Government property provided under the contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

(2)           The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound business practice and the applicable provisions of FAR Subpart 45.5.

(3)           If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(f)            Access.  The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

(g)           Limited risk of loss. (1) The Contractor shall not be liable for loss or destruction of, or damage to, the Government property provided under this contract or for expenses incidental to such loss, destruction, or damage, except as provided in subparagraph (2) and (3) below.

(2)           The Contractor shall be responsible for loss or destruction of, or damage to, the Government property provided under this contract (including expenses incidental to such loss, destruction, or damage) —

(i)            That results from a risk expressly required to be insured under this contract, but only to the extent of the insurance required to be purchased and maintained or to the extent of insurance actually purchased and maintained, whichever is greater;

(ii)           That results from a risk that is in fact covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance or reimbursement;

(iii)          For which the Contractor is otherwise responsible under the express terms of this contract;

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(iv)          That results from willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel; or

(v)           That results from a failure on the part of the Contractor, due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel, to establish and administer a program or system for the control, use, protection, preservation, maintenance, and repair of Government property as required by paragraph (e) of this clause.

(3) (i)       If the Contractor fails to act as provided by subdivision (g) (2)(v) above, after being notified (by certified mail addressed to one of the Contractor’s managerial personnel) of the Government’s disapproval, withdrawal of approval, or nonacceptance of the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel.

(ii)           In such event, any loss or destruction of, or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can establish by clear and convincing evidence that such loss, destruction, or damage —

(A)          Did not result from the Contractor’s failure to maintain an approved program or system; or

(B)           Occurred while an approved program or system was maintained by the Contractor.

(4)           If the Contractor transfers Government property to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the property as set forth above. However, the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the property while in the subcontractor’s possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence of such approval, the subcontract shall contain appropriate provisions requiring the return of all Government property in as good condition as when received, except for reasonable wear and tear or for its use in accordance with the provisions of the prime contract.

(5)           The contractor shall notify the Contracting Officer upon loss or destruction of, or damage to, Government property provided under this contract, with the exception of low value property for which loss, damage, or destruction is reported at contract termination, completion, or when needed for continued contract performance. The Contractor shall take all reasonable action to protect the Government property from further damage, separate the damaged and undamaged Government property, put all the affected Government property in the best possible order, and furnish to the Contracting Officer a statement of —

(i)            The lost, destroyed, or damaged Government property;

(ii)           The time and origin of the loss, destruction, or damage;

(iii)          All known interests in commingled property of which the Government property is a part; and

(iv)          The insurance, if any, covering any part of or interest in such commingled property.

(6)           The Contractor shall repair, renovate, and take such other action with respect to damaged Government property as the Contracting officer directs. If the Government Property is destroyed or damaged beyond practical repair, or is damaged and so commingled or combined with property of others (including the Contractor’s) that separation is impractical, the Contractor may, with the approval of and subject to any conditions imposed by the Contracting Officer, sell such property for the account of the Government. Such sales may be made in order to minimize the loss to the Government, to permit the resumption of business, or to accomplish a similar purpose. The Contractor shall be entitled to an equitable adjustment in the contract price for the expenditures made in performing the obligations under this sub-paragraph (g)(6) in accordance with paragraph (h) of this clause. However, the Government may directly reimburse the loss and salvage organization for any of their charges. The Contracting Officer shall give due regard to the Contractor’s liability under this paragraph (g) when making such equitable adjustment.

(7)           The Contractor shall not be reimbursed for, and shall not include as an item of overhead, the cost of insurance or of any reserve covering risk of loss or destruction of, or damage to, Government property, except to the extent that the Government may have expressly required the Contractor to carry such insurance under another provision of this contract.

(8)           In the event the Contractor is reimbursed or otherwise compensated for any loss or destruction of, or damage to, Government property, the Contractor shall use the proceeds to repair, renovate, or replace the lost, destroyed, or damaged Government property, or shall otherwise credit the proceeds to equitably reimburse the Government, as directed by the Contracting Officer.

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(9)           The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss or destruction of, or damage to, Government property. Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery. In addition, where a subcontractor has not been relieved from liability for any loss or destruction of, or damage to, Government property, the Contractor shall enforce for the benefit of the Government the liability of the subcontractor for such loss, destruction, or damage.

(h)           Equitable adjustment. When this clause specifies and equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor’s executive remedy. The government shall not be liable to suit for breach of contract for —

(1)           Any delay in delivery of Government-furnished property;

(2)           Delivery of Government-furnished property in a condition not suitable for its intended use;

(3)           A decrease in or substitution of Government-furnished property; or

(4)           Failure to repair or replace Government property for which the Government is responsible.

(i)            Final accounting and disposition of Government property. Upon completing this contract, or at such earlier dates as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of Government property (including any resulting scrap) not consumed in performing this contract or delivered to the Government. The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property as may be directed or authorized by the Contracting Officer. The net proceeds of any such disposal shall be credited to the contract price or shall be paid to the Government, as the Contracting Officer directs.

(j)            Abandonment and restoration of Contractor’s premises. Unless otherwise provided herein, the
Government—

(1)           May abandon any Government property in place, at which time all obligations of the Government regarding such abandoned property shall cease; and

(2)           Has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances (e.g., abandonment, disposition upon completion of need, or upon contract completion). However, if the Government-furnished property (listed in the Schedule or specifications) is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

(k)           Communications. All communications under this clause shall be in writing.

(l)            Overseas contracts. If this contract is to be performed outside of the United States of America, its territories, or possessions, the words ‘Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.

(End of Clause)

I-94	52.248-1	VALUE ENGINEERING (DEV 99-00006)	MAR/1989

(a)           General.  The Contractor is encouraged to develop, prepare, and submit value engineering change proposals (VECP’s) voluntarily. The Contractor shall share in any net acquisition savings realized from accepted VECP’s , in accordance with the incentive sharing rates in paragraph (f) below.

(b)           Definitions.  “Acquisition savings,” as used in this clause, means savings resulting from the application of VECP to contracts awarded by the same contracting office or its successor for essentially the same unit. Acquisition savings include—

(1)           Instant contract savings, which are the net cost reductions on this, the instant contract, and which are equal to the instant unit cost reduction multiplied by the number of instant contract units affected by the VECP, less the Contractor’s allowable development and implementation costs;

(2)           Concurrent contract savings, which are net reductions in the prices of other contracts that are definitized and ongoing at the time the VECP is accepted; and

(3)           Future contract savings, which are the product of the future unit cost reduction multiplied by the number of future contract units scheduled for delivery during the sharing period. If this contract is a multiyear contract, future contract savings include savings on quantities funded after VECP acceptance.

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“Collateral costs,” as used in this clause, means agency cost of operation, maintenance, logistic support, or government-furnished property.

“Collateral savings,” as used in this clause, means those measurable net reductions resulting from a VECP in the agency’s overall projected collateral costs, exclusive of acquisition savings, whether or not the acquisition cost changes.

“Contracting office” includes any contracting office that the acquisition is transferred to, such as another branch of the agency or another agency’s office that is performing a joint acquisition action.

“Contractor’s development and implementation costs,” as used in this clause, means those costs the Contractor incurs on a VECP specifically in developing, testing, preparing, and submitting the VECP, as well as those costs the Contractor incurs to make the contractual changes required by Government acceptance of a VECP.

“Future unit cost reduction,” as used in this clause, means the instant unit cost reduction adjusted as the Contracting Officer considers necessary for projected learning or changes in quantity during the sharing period. It is calculated at the time the VECP is accepted and applies either (1) throughout the sharing period, unless the Contracting Officer decides that recalculation is necessary because conditions are significantly different from those previously anticipated or (2) to the calculation of a lump-sum payment, which cannot later be revised.

“Government costs,” as used in this clause, means those agency costs that result directly from developing and implementing the VECP, such as any net increases in the cost of testing, operations, maintenance, and logistics support. The term does not include the normal administrative costs of processing the VECP or any increase in this contract’s cost or price resulting from negative instant contract savings.

“Instant contract,” as used in this clause, means this contract, under which the VECP is submitted. It does not include increases in quantities after acceptance of the VECP that are due to contract modifications, exercise of options, or additional orders. If this is a multiyear contract, the term does not include quantities funded after VECP acceptance. If this contract is a fixed-price contract with prospective price redetermination, the term refers to the period for which firm prices have been established.

“Instant unit cost reduction” means the amount of the decrease in unit cost of performance (without deducting any contractor’s development of implementation costs) resulting from using the VECP on this, the instant contract. If this is a service contract, the instant unit cost reduction is normally equal to the number of hours per line-item task saved by using the VECP on this contract, multiplied by the appropriate contract labor rate.

“Negative instant contract savings” means the increase in the cost or price of this contract when the acceptance of a VECP results in an excess of the Contractor’s allowable development and implementation costs over the product of the instant unit cost reduction multiplied by the number of instant contract units affected.

“Net Acquisition savings” means total acquisition savings, including instant, concurrent, and future contract savings, less Government costs.

“Sharing base,” as used in this clause, means the number of affected end items on contracts of the contracting office accepting the VECP.

“Sharing period,” as used in this clause, means the period beginning with acceptance of the first unit incorporating the VECP and ending at the later of (1) the end of a sharing period of 3-5 years, set at the discretion of the Contracting Officer, after the first unit affected by the VECP is accepted or (2) the last scheduled delivery date of an item affected by the VECP under this contract’s delivery schedule in effect at the time the VECP is accepted. The Contracting Officer’s determination of the sharing period is final and shall not be subject to the Disputes clause or otherwise subject to litigation under 41 U.S.C. 601-613.

“Unit,” as used in this clause, means the item or task to which the Contracting Officer and the Contractor agree the VECP applies.

“Value engineering change proposal (VECP)” means a proposal that —

(1)           Requires a change to this, the instant contract, to implement; and

(2)           Results in reducing the overall projected cost to the agency without impairing essential functions or characteristics; provided that it does not involve a change —

(i)            In deliverable end item quantities only

(ii)           In research and development (R&D) end items or R&D test quantities that is due solely to results of previous

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[ILLEGIBLE]sting under this contract; or

(iii) To the contract type only.

(c)           VECP preparation. As a minimum, the Contractor shall include in each VECP the information described in subparagraphs (1) through (8) below. If the proposed change is affected by contractually required configuration management or similar procedures, the instructions in those procedures relating to format, identification, and priority assignment shall govern VECP preparation. The VECP shall include the following:

(1)           A description of the difference between the existing contract requirement and the proposed requirement, the comparative advantages and disadvantages of each, a justification when an item’s function or characteristics are being altered, the effect of the change on the end item’s performance, and any pertinent objective test data.

(2)           A list and anlysis of the contract requirements that must be changed if the VECP is accepted, including any suggested specification revisions.

(3)           Identification of the unit to which the VECP applies.

(4)           A separate, detailed cost estimate for (i) the affected portions of the existing contract requirement and (ii) the VECP. The cost reduction associated with the VECP shall take into account the Contractor’s allowable development and implementation costs, including any amount attributable to subcontracts under the Subcontracts paragraph of this clause, below.

(5)           A description and estimate of costs the Government may incur in implementing the VECP, such as test and evaluation and operating and support costs.

(6)           A prediction of any effects the proposed change would have on collateral costs to the agency.

(7)           A statement of the time by which a contract modification accepting the VECP must be issued in order to achieve the maximum cost reduction, noting any effect on the contract completion time or delivery schedule.

(8)           Identification of any previous submissions of the VECP, including the dates submitted, the agencies and contract [illegible]bers involved, and previous Government actions, if known.

(d)           Submission. The Contractor shall submit VECP’s to the Contracting Officer, unless this contract states otherwise. If this contract is administered by other than the contracting office, the Contractor shall submit a copy of the VECP simultaneously to the Contracting Officer and Administrative Contracting Officer.

(e)           Government action. (1) The Contracting Officer shall notify the Contractor of the status of the VECP within 45 calendar days after the contracting office receives it. If additional time is required, the Contracting Officer shall notify the Contractor within the 45-day period and provide the reason for the delay and the expected date of the decision. The Government will process VECP’s expeditiously; however, it shall not be liable for any delay in acting upon a VECP.

(2)           If the VECP is not accepted, the Contracting Officer shall notify the Contractor in writing, explaining the reasons for rejection. The Contractor may withdraw any VECP, in whole or in part, at any time before it is accepted by the Government. The Contracting Officer may require that the Contractor provide written notification before undertaking significant expenditures for VECP effort.

(3)           Any VECP may be accepted, in whole or in part, by the Contracting Officer’s award of a modification to this contract citing this clause and made either before or within a reasonable time after contract performance is completed. Until such a Contract modification applies a VECP to this contract, the Contractor shall perform in accordance with the existing contract. The Contracting Officer’s decision to accept or reject all or part of any VECP and the decision as to which of the sharing rates applies shall be final and not subject to the Disputes clause or otherwise subject to litigation under the Contract Disputes Act of 1978 (41 U.S.C. 601-613).

(f)            Sharing rates. If a VECP in accepted, the Contractor shall share in net acquisition savings according to the percentage shown in the table below. The percentage paid the Contractor depends upon (1) this contract’s type (fixed-price, incentive, or cost-reimbursement), (2) the sharing Arrangement specified in paragraph (a) above (incentive, program requirement, or a combination as delineated in this Schedule), and (3) the source of the savings (the instant contract, or concurrent and future contracts), as follows:

CONTRACTOR’S SHARE OF NET

ACQUISITION SAVINGS

(figures in percent)

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Sharing Arrangement

Rate

Contract Type

Incentive (voluntary) Instant Contract Rate

Concurrent & Future Contract Rate

Program Requirement Instant Contract

(mandatory) Concurrent & Future Rate

Contract

Fixed-price (other than incentive)	+++	+++	25		25

Incentive (fixed-price or cost)	+	+++		+	25

Cost-reimbursement (other than incentive)++		++++		++++	15	15

+	Same sharing arrangement as the contractor’s profit or fee adjustment formula.

++	Includes cost-plus-award-fee contracts.

+++

A rate between 50 and 75 percent set by the Contracting Officer for each VECP. This decision is final and shall not be subject to the Disputes clause or otherwise subject to litigation under 41 U.S.C. 601-613.

++++

A rate between 25 and 50 percent set by the Contracting Officer for each VECP. This decision is final and shall not subject to the Disputes clause or otherwise subject to litigation under 41 U.S.C. 601-613.

(g)           Calculating net acquisition savings. (1) Acquisition savings are realized when (i) the cost or price is reduced on the instant contract. (ii) reductions are negotiated in concurrent contracts, (iii) future contracts are awarded, or (iv) agreement is reached on a lump-sum payment for future contract savings (see subparagraph (i) (4) below). Net acquisition savings are first realized, and the Contractor shall be paid a share, when Government costs and any negative instant contract savings have been fully offset against acquisition savings.

(2)           Except in incentive contracts, Government costs and any price or cost increases resulting from negative instant contract savings shall be offset against acquisition savings each time such savings are realized until they are fully offset.  Then, the Contractor’s share is calculated by multiplying net acquisition savings by the appropriate Contractor’s percentage sharing rate (see paragraph (f) above). Additional Contractor shares of net acquisition savings shall be paid to the Contractor at the time realized.

(3)           If this is an incentive contract, recovery of Government costs on the instant contract shall be deferred and offset against concurrent and future contract savings. The Contractor shall share through the contract incentive structure in savings on the instant contract items affected. Any negative instant contract savings shall be added to the target cost or to the target price and ceiling price, and the amount shall be offset against concurrent and future contract savings.

(4)           If the Government does not receive and accept all items on which it paid the Contractor’s share, the Contractor shall reimburse the Government for the proportionate share of these payments.

(h)           Contract adjustment. The modification accepting the VECP (or a subsequent modification issued as soon as possible after any negotiations are completed) shall—

(1)           Reduce the contract price or estimated cost by the amount of instant contract savings, unless this is an incentive contract;

(2)           When the amount of instant contract savings is negative, increase the contract price, target price and ceiling price, target cost, or estimated cost by that amount;

(3)           Specify the Contractor’s dollar share per unit on future contracts, or provide the lump-sum payment;

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(4)           Specify the amount of any Government costs or negative instant contract savings to be offset in determining net acquisition savings realized from concurrent or future contract savings; and

(5)           Provide the Contractor’s share of any net acquisition savings under the instant contract in accordance with the following:

(i)            Fixed-price contracts—add to contract price.

(ii)           Cost-reimbursement contracts—add to contract fee.

(i)            Concurrent and future contract savings, (1) Payments of the Contractor’s share of concurrent and future contract savings shall be made by a modification to the instant contract in accordance with subparagraph (h) (S) above. For incentive contracts, shares shall be added as a separate firm-fixed-price line item on the instant contract. The Contractor shall maintain records adequate to identify the first delivered unit for 3 years after final payment under this contract.

(2)           The Contracting Officer shall calculate the Contractor’s share of concurrent contract savings by (i) subtracting from the reduction in price negotiated on the concurrent any Government costs or negative instant contract savings net yet offset and, (ii) multiplying the result by the Contractor’s sharing rate.

(3)           The Contracting Officer shall calculate the Contractor’s share of future contract savings by (i) multiplying the future unit cost reduction by the number of future contract units scheduled for delivery during the sharing period, (ii) subtracting any Government costs or negative instant contract savings not yet offset, and (iii) multiplying the result by the Contractor’s sharing rate.

(4)           When the Government wishes and the Contractor agrees, the Contractor’s share of future contract savings may be paid in a single lump sum rather than in a series of payments over time as future contracts are awarded. Under this alternate procedure, the future contract savings may be calculated when the VECP is accepted, on the basis of the Contracting Officer’s forecast of the number of units that will be delivered during the sharing period. The Contractor’s share shall be included in a modification to this contract (see subparagraph (h) (3) above) and shall not be subject to subsequent adjustment.

(5)           Alternate no-cost settlement method. When, in accordance with subsection 48.104-3 of the Federal Acquisition Regulation, the Government and the Contractor mutually agree to use the no-cost settlement method, the following applies:

(i)            The Contractor will keep all the savings on the instant contract and on its concurrent contracts only.

(ii)           The Government will keep all the savings resulting from concurrent contracts placed on other sources, savings from all future contracts, and all collateral savings.

(j)            Collateral savings. If a VECP is accepted, the instant contract amount shall be increased, as specified in subparagraph (h) (5) above, between 20 and 100 percent, determined by the Contracting Officer, of any projected collateral savings determined to be realized in a typical year of use after subtracting any Government costs not previously offset. However, the Contractor’s share of collateral savings shall not exceed (1) the contract’s firm fixed-price, target price, target cost, or estimated cost, at the time the VECP is accepted, or (2) Whichever is greater. The Contracting Officer shall be the sole determiner of the amount of collateral savings, and that amount shall not be subject to the Disputes clause or otherwise subject to litigation under 41 U.S.C. 601-613.

(k)           Relationship to other incentives. Only those benefits of an accepted VECP not rewardable under performance, design-to-cost (production unit cost, operating and support costs, reliability and maintainability), or similar incentives shall be rewarded under this clause. However, the targets of such incentives affected by the VECP shall not be adjusted because of VECP acceptance. If this contract specifies targets but provides no incentive to surpass them, the value engineering sharing shall apply only to the amount of achievement better than target.

(l)            Subcontracts. The Contractor shall include an appropriate value engineering clause in any subcontract of $100,000.00 or more and may include one in subcontracts of lesser value.  In calculating any adjustment in this contract’s price for instant contract savings (or negative instant contract savings), the Contractor’s allowable development and implementation costs shall include any subcontractor’s allowable development and implementation costs, and any value engineering incentive payments to a subcontractor, clearly resulting from a VECP accepted by the Government under this contract. The Contractor may choose any arrangement for subcontractor value engineering incentive payments; provided, that the payments shall not reduce the Government’s share of concurrent or future contract savings or collateral savings.

(m)          Data.  The Contractor may restrict the Government’s right to use any part of a VECP or the supporting data by marking the following legend on the affected parts:

“These data, furnished under the Value Engineering clause of contract                              shall not be disclosed outside the Government or duplicated, used, or disclosed, in whole or

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in part, for any purpose other than to evaluate a value engineering change proposal submitted under the clause. This restriction does not limit the Government’s right to use information contained in these data if it has been obtained or is otherwise available from the Contractor or from another source without limitations.”

If a VECP is accepted, the Contractor hereby grants the Government unlimited rights in the VECP and supporting data, except that, with respect to data qualifying and submitted as limited rights technical data, the Government shall have the rights specified in the contract modification implementing the VECP and shall appropriately mark the data. (The terms “unlimited rights” and “limited rights” are defined in Part 27 of the Federal Acquisition Regulation.)

(End of clause)

I-95	52.252-2	CLAUSES INCORPORATED BY REFERENCE	FEB/1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

PAR Clauses:

www.arnet.gov/far

DFARS Clauses:

www.dtic.mil/dfars

Clause Deviations:

www.acq.osd.mil/dp/dars/classdev.html

(End of clause)

I-96	252.225-7043	ANTITERRORISM/FORCE PROTECTION POLICY FOR DEFENSE CONTRACTORS OUTSIDE THE UNITED STATES	JUN/1998

(a)           Except as provided in paragraph (b) of this clause, the Contractor and its subcontractors, if performing or traveling outside the United States under this contract, shall —

(1)           Affiliate with the Overseas Security Advisory Council, if the Contractor or subcontractor is a U.S. entity;

(2)           Ensure that Contractor and subcontractor personnel who are U.S. nationals and are in -country on a non-transitory basis, register with the U.S. Embassy, and that Contractor and subcontractor personnel who are third country nationals comply with any security related requirements of the Embassy of their nationality;

(3)           Provide, to Contractor and subcontractor personnel, antiterrorism/force protection awareness information commensurate with that which the Department of Defense (DoD) provides to its military and civilian personnel and their families, to the extent such information can be made available prior to travel the United States; and

(4)           Obtain and comply with the most current antiterrorism/ guidance for Contractor and subcontractor personnel.

(b)           The requirements of this clause do not apply to any subcontractor that is —

(1)           A foreign government;

(2)           A representative of a foreign government; or

(3)           A foreign corporation wholly owned by a foreign government.

(c)           Information and guidance pertaining to DoD antiterrorism/force protection can be obtained from HQDA (DAMO-ODL)/ODCSOP; telephone. DSN 225-8491 or commercial (703) 695-8491.

(End of Clause)

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SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 001	STATEMENT OF WORK (SOW) ENTITLED “AMC FIELD SUPPORT CENTER (AFSC)	30-JUN-99	013
Attachment 002	WAGE DETERMINATION FOR REDSTONE ARSENAL, MADISON COUNTY, ALABAMA	08-JUN-99	010
Attachment 003	WAGE DETERMINATION FOR FORT BLISS, EL PASO TEXAS	08-JUN-99	010
Attachment 004	WAGE DETERMINATION FOR FORT SILL, COMANCHE COUNTY, OKLAHOMA	08-JUN-99	009
Attachment 005	WAGE DETERMINATION FOR NTC, SAN BERNARDINO COUNTY, CALIFORNIA	14-JUL-99	009
Attachment 006	WAGE DETERMINATION FOR FORT HOOD, BELL COUNTY, TEXAS	15-JUN-99	010
Attachment 007	WAGE DETERMINATION FOR FORT CAMPBELL, CHRISTIAN COUNTY, KENTUCKY	01-JUN-99	010
Attachment 008	WAGE DETERMINATION FOR FORT BRAGG, CUMBERLAND COUNTY, NORTH CAROLINA	29-JUN-99	010
Attachment 009	SECURITY CLASSIFICATION SPECIFICATION, DD FORM 254	10-MAR-00	002
Attachment 010	DOCUMENT SUMMARY LIST (DSL)		003
Attachment 011	RESERVED
Attachment 012	RESERVED
Attachment 013	RESERVED
Attachment 014	RESERVED
Attachment 015	CROSSWALK FOR LABOR CATEGORIES AND DEPT OF LABOR WAGE DETERMINATIONS UNDER THE SERVICE CONTRACT ACT	14-JUL-99	002
Exhibit A	CDRLS, DD FORM 1423	07-JUL-99	003

The following sections of the solicitation will not be distributed with the contract; however, they are incorporated in and form a part of the resultant contract as though furnished in full text therewith:

SECTION	TITLE

K	Representations, Certifications and Other Statements of Offeror.

L	Instructions And Conditions, and Notices to Offerors.

LIST OF APPENDICES TO THE STATEMENT OF WORK, ADDENDA/ATTACHMENT 001

APPENDIX I TO THE STATEMENT OF WORK (SOW) - STANDARD OPERATIONS PROCEDURES, WITH
APPENDICES A-J

APPENDIX II TO THE STATEMENT OF WORK (SOW) - SECURITY CLASSIFICATION GUIDES FOR

PATRIOT

MLRS

APACHE

CH-47D

AIR-TO-AIR STINGER

BLACK HAWK

APPENDIX III TO THE STATEMENT OF WORK (SOW) - LABOR CATEGORY DESCRIPTIONS

APPENDIX IV TO THE STATEMENT OF WORK (SOW) - AMCOM FIELD SUPPORT CENTER (AFSC) CONTINGENCY

DEPLOYMENT GUIDE, WITH APPENDICES A-F

APPENDIX V TO THE STATEMENT OF WORK (SOW) - GLOSSARY OF TERMS

***END OF NARRATIVE J002***